As filed with the Securities and Exchange Commission on January 18, 2002

                                                   Registration Nos. ___________
================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

       [ ] Pre-Effective Amendment No.   [ ] Post-Effective Amendment No.


                              --------------------

                          THE PHOENIX EDGE SERIES FUND

               (Exact Name of Registrant as Specified in Charter)

                              --------------------

               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)

                           Variable Annuity Operations
                         Phoenix Life Insurance Company
                                 (800) 541-0171
               (Registrants Telephone Number, including Area Code)

                              --------------------

                             Richard J. Wirth, Esq.
                         Phoenix Life Insurance Company
         One American Row, PO Box 5056, Hartford, Connecticut 06102-5056
                                  (860)403-5788
                     (Name and address of Agent for Service)

                              --------------------
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                              --------------------

     Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest. Accordingly, no filing fee is due in connection with this Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                          THE PHOENIX EDGE SERIES FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


FORM N-14 ITEM NO. AND CAPTION                                CAPTION OR LOCATION IN PROSPECTUS/PROXY STATEMENT
------------------------------                                -------------------------------------------------
PART A INFORMATION REQUIRED IN PROSPECTUS/PROXY STATEMENT


1.    Beginning of Registration Statement                     Cover Page
      and Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover                        Table of Contents
      Page of Prospectus

3.    Fee Table, Synopsis Information and Risk                Synopsis; Principal Risk Factors; Comparison of
      Factors                                                 Investment Objectives and Policies

4.    Information about the Transaction                       Synopsis; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Exhibit A (Form of Agreement and Plan of
                                                              Reorganization)

5.    Information about the Registrant                        Cover Page; Synopsis; Principal Risk Factors;
                                                              Comparison of Investment Objectives and
                                                              Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Management and Other
                                                              Service Providers; Additional Information About
                                                              The Funds; Current Prospectus of Registrant

6.    Information about the Company Being                     Synopsis; Comparison of Investment Objectives
      Acquired                                                and Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Additional Information
                                                              About The Funds; Prospectus of the Registrant
                                                              dated October 29, 2001

7.    Voting Information                                      Synopsis; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Voting Information

8.    Interest of Certain Persons and Experts                 The Proposed Reorganization

9.    Additional Information Required for                     Not Applicable
      Reoffering By Persons Deemed to be
      Underwriters

FORM N-14 ITEM NO. AND CAPTION                                CAPTION OR LOCATION IN PROSPECTUS/PROXY STATEMENT
------------------------------                                -------------------------------------------------

PART B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.   Cover Page                                              Cover Page

11.   Table of Contents                                       Table of Contents

12.   Additional Information about the Registrant             Cover Page; Statement of Additional Information
                                                              of Registrant, dated October 29, 2001

13.   Additional Information about the                        See item 12
      Company Being Acquired

14.   Financial Statements                                    Annual Report of the Registrant for the year ended
                                                              December 31, 2001; and Pro Forma Financial Statements

PART C:  OTHER INFORMATION

15.   Indemnification                                         Indemnification

16.   Exhibits                                                Exhibits

17.   Undertakings                                            Undertakings

                                     PART A

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES



                                   A SERIES OF
                          THE PHOENIX EDGE SERIES FUND
                  C/O PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                  P.O. BOX 8027
                              BOSTON, MA 02266-8027
                                 (800) 541-0171

                           --------------------------

                                                              February 22, 2002

Dear Contract/Policyholder:

     The Phoenix-Engemann Nifty Fifty Series (the "Merging Series"), a series of The Phoenix Edge Series Fund (the "Trust"), will hold a Special Meeting of Shareholders at 10:00 a.m., local time, on March 18, 2002, at One American Row, Hartford, Connecticut. At the meeting, Phoenix Life Insurance Company, and its affiliates, will vote on an Agreement and Plan of Reorganization under which the Merging Series will be combined with the Phoenix-Engemann Capital Growth Series, another series of the Trust (the "Surviving Series"). The Surviving Series has a similar investment objective to that of the Merging Series. If the reorganization agreement is implemented, the separate accounts holding shares of the Merging Series will receive shares of the Surviving Series with an aggregate value equal to the aggregate net asset value of your investment in the Merging Series. No sales charge will be imposed in connection with the reorganization. Phoenix Life Insurance Company will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.

     The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Merging Series and its shareholders.

     As an owner of a variable annuity or variable life insurance contract issued by Phoenix Life Insurance Company, or its affiliated insurance companies ("Phoenix"), you have the contractual right to instruct the insurance company how to vote the shares of the Merging Series at this meeting. Although you are not directly a shareholder of the Merging Series, some of your contract value is invested in the Merging Series pursuant to your policy or contract. For the limited purposes of this prospectus and proxy statement, the term "shareholder" refers to you as the contract/policy owner, unless the context otherwise requires. Therefore, the Board of Trustees recommends that you complete and return the enclosed voting instruction card to vote in favor of the reorganization agreement. It is very important that you vote and that your voting instruction card be received no later than March 18, 2002. If the voting instruction card is executed and no direction is made, you will be considered as voting FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

     We have enclosed a copy of the Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement and a card entitled "Voting Instructions." This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Proxy Statement in its entirety, as the explanations will help you to decide what voting instructions you would like to provide.

     Voting instructions executed by you may be revoked at any time prior to Phoenix voting the shares represented thereby by your providing Phoenix with a properly executed written revocation of such voting instructions, or by your providing Phoenix with proper later dated voting instructions by telephone or by the Internet.

     As a convenience, you can provide voting instructions in any one of four ways:

     o   THROUGH THE INTERNET - www.proxyweb.com
     o   BY TELEPHONE - (888) 221-0697
     o BY MAIL - using the enclosed Voting Instructions Card(s) and postage paid envelope
     o   IN PERSON - at the Special Meeting

     YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE EACH VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED. PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR POLICY OR CONTRACT BE REPRESENTED.

Sincerely,





SIMON Y. TAN
President

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                                   A SERIES OF
                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 18, 2002

                           --------------------------



To The Contract and Policy Holders:

     The Phoenix-Engemann Nifty Fifty Series, a series of The Phoenix Edge Series Fund (the "Trust"), a Massachusetts business trust, will hold a Special Meeting of Shareholders at One American Row, Hartford, Connecticut on March 18, 2002 at 10:00 a.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated March 18, 2002, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Phoenix-Engemann Nifty Fifty Series (the "Merging Series") to the Phoenix-Engemann Capital Growth Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

     2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     The Board of Trustees has fixed the close of business on January 15, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     You are cordially invited to attend the Special Meeting.
Contract/Policyholders who do not expect to attend the Special Meeting are asked to respond promptly via the Internet, via telephone or by returning a completed voting instructions card. The Board of Trustees of the Trust is soliciting the enclosed proxy.

                                           By Order of the Board of Trustees of
                                           The Phoenix Edge Series Fund,





                                           RICHARD J. WIRTH
                                           Secretary


Hartford, Connecticut

February 22, 2002

                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES


                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


                                BOTH, A SERIES OF
                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301


                           PROSPECTUS/PROXY STATEMENT


                                FEBRUARY 22, 2002

     The Phoenix Edge Series Fund ("Trust"), a Massachusetts business trust, serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company and its subsidiaries (together, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Trust.

     This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust, for use at the special meeting of shareholders of the Phoenix-Engemann Nifty Fifty Series (the "Merging Series") to be held at 10:00 a.m., local time, on March 18, 2002 at the offices of the Phoenix Life Insurance Company located at One American Row, Hartford, Connecticut, and at any adjournment(s) thereof.

     The purpose of the meeting is to consider an Agreement and Plan of Reorganization that would effect the reorganization of the Merging Series into the Phoenix-Engemann Capital Growth Series, another series of The Phoenix Edge Series Fund (the "Surviving Series"), as described below. Under the reorganization agreement, all or substantially all of the assets of the Merging Series would be transferred to the Surviving Series in exchange solely for shares of beneficial interest in the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series. These shares of the Surviving Series would then be distributed pro rata to the separate accounts of the insurance companies then holding shares of the Merging Series, and then the Merging Series would be liquidated. As a result of the proposed transactions, the separate accounts would receive a number of full and fractional shares of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the Merging Series shares on the effective date of the reorganization.

     The Surviving Series and the Merging Series are both series of the same open-end management investment company. The Surviving Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration. The Merging Series has an investment objective of long-term capital appreciation. Phoenix Investment Counsel, Inc. is employed as the investment advisor for the Surviving Series and the Merging Series. Roger Engemann & Associates, Inc. is employed as the investment subadvisor for the Surviving Series and the Merging Series.

     This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Merging Series, the Surviving Series, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "series" collectively refers to the Merging Series and the Surviving Series.

     The Prospectus and Statement of Additional Information for the series dated October 29, 2001, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon request and without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling toll-free at 1-800-541-0171.

     The Trust files reports, proxy materials and other information with the SEC. Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at
(202)942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

     This Prospectus/Proxy Statement constitutes the proxy statement of the Merging Series for the meeting and the prospectus for shares of the Surviving Series that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February 22, 2002.

                                ----------------

THE SECURITIES OF THE SURVIVING SERIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                          Page

SYNOPSIS..................................................................   4

PRINCIPAL RISK FACTORS....................................................   7

THE PROPOSED REORGANIZATION...............................................   8

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..........................  11

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS......................  13

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES...........................  13

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.............................  13

FISCAL YEAR...............................................................  14

MANAGEMENT AND OTHER SERVICE PROVIDERS....................................  14

VOTING INFORMATION........................................................  15

ADDITIONAL INFORMATION ABOUT THE SERIES...................................  17

MISCELLANEOUS.............................................................  17

SURVIVING SERIES FINANCIAL HIGHLIGHTS.....................................  19

OTHER BUSINESS............................................................  20

APPENDIX A................................................................ A-1

SYNOPSIS
-------------------------------------------------------------------------------

BACKGROUND
     The proposed reorganization is the outcome of deliberations by the Board of Trustees of the Trust. Management recommended that the Trustees consider the benefits that the series shareholders would realize if the Merging Series were to be combined with the Surviving Series. In response to their recommendation, the independent trustees of the Trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). After considering the specific reorganization proposal, the Trustees, including the independent trustees, at a meeting held on November 13, 2001, unanimously approved the reorganization.

SUMMARY OF THE PROPOSED REORGANIZATION
   The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A. The reorganization agreement provides for:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all or substantially all of the assets of the Merging Series in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series;

   o the distribution of shares of the Surviving Series to the shareholders of the Merging Series in exchange for their respective shares of the Merging Series; and

   o the complete liquidation of the merging series as provided in the Agreement and Plan of Reorganization.

   The reorganization is anticipated to occur on or about April 5, 2002. If the reorganization agreement is implemented, the separate accounts holding shares of the Merging Series will receive a number of full and fractional shares of the Surviving Series shares with an aggregate net asset value equal to the aggregate net asset value as of the closing date of the reorganization.

   The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

   o the receipt by the Trust of an opinion of counsel that, for federal income tax purposes, the reorganization will qualify as a tax free reorganization defined in section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

   o the approval of the reorganization agreement by the shareholders of the Merging Series.

   The reorganization agreement provides that Phoenix Life Insurance Company will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of voting instructions.

INVESTMENT OBJECTIVES AND POLICIES
   The investment objectives and principal investment strategies of the Merging Series and the Surviving Series are similar:

   o The Merging Series has an investment objective of long-term capital appreciation. The Surviving Series has an investment objective of intermediate and long-term capital appreciation, with income as a secondary consideration.

   o Under normal circumstances, the Merging Series invests at least 75% of its total assets in common stocks of high-quality growth companies. Under normal circumstances, the Surviving Series invests at least 65% of its total assets in high-quality growth companies.

   See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Series and the Merging Series. You can also find additional information for the Surviving Series in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS
   Both series distribute net investment income quarterly. Both series distribute net realized capital gains, if any, at least annually. All dividends and distributions of the Merging Series and the Surviving Series are paid in additional shares of the respective series. You can also find additional information on dividends and distributions for the Surviving Series in its Prospectus.

EXCHANGES
   Both series currently offer shareholders identical exchange privileges. Shareholders of either series may exchange their shares for shares of another series of the Trust.

REDEMPTION PROCEDURES
   Shareholders of both series may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable product surrender charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Surviving Series' redemption procedures in its Prospectus.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION
   At the closing of the reorganization, the Trust and the Surviving Series will receive an opinion of counsel, subject to customary assumptions and representations, that, for Federal income tax purposes, the reorganization will qualify as a tax free reorganization described in section 368(a) of the Code. Accordingly;

o no gain or loss will be recognized by the Merging Series on the transfer of the assets of the Merging Series to the Surviving Series in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series or upon the distribution of Surviving Series shares to the Merging Series insurance company shareholders in exchange for their shares of the Merging Series; and

o no gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Merging Series solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series.

   We also believe that the reorganization should not adversely impact the tax treatment of your variable life or variable annuity contracts..

   See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS
   An investment in the Surviving Series is subject to specific risks arising from the types of securities in which the Surviving Series invests and general risks arising from investing in any mutual fund type of investment. The specific risks to which the Surviving Series is subject include the risks of investing growth stocks. Investors can lose money by investing in the Surviving Series. There is no assurance that the Surviving Series will meet its investment objective. Because the Surviving Series' investment objectives and policies are similar to those of the Merging Series, an investment in the Surviving Series is subject to many of the same risks as an investment in the Merging Series. See "Principal Risk Factors" for the principal risks associated with an investment in the Surviving Series.

MANAGEMENT AND OTHER SERVICE PROVIDERS
   Pursuant to the Investment Advisory Agreements with these series, and subject to the direction of the Trust's Board of Trustees, Phoenix Investment Counsel, Inc. ("PIC") is responsible for managing these series' investment programs in conformity with the stated policies of each series as described in the Trust's Prospectus. PIC, with the approval of the Trust's Board of Trustees, may select and employ subadvisors to perform the day-to-day management of the series. The subadvisors, subject to the supervision of PIC, are responsible for deciding which securities to purchase and sell for their respective series and for placing those series' transactions. PIC monitors the subadvisors' investment programs and results and coordinates the investment activities of the subadvisors.

   Roger Engemann & Associates, Inc. ("Engemann"), located at 600 North Rosemead Blvd., Pasadena, CA 91107-2101, is the subadvisor to both series, as well as the Phoenix-Engemann Small & Mid-Cap Growth Series. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As the investment subadvisor for both series, Engemann is responsible for managing the investment program and the general operations of each series, as well as the day-to-day management of each series' portfolio. Three individual portfolio managers make investment and trading decisions for the Surviving Series whereas a team of portfolio manages is used to provide day-to-day management of the Merging Series.

COMPARATIVE FEE TABLES
   The tables below are designed to assist you in understanding the various direct and indirect costs and expenses associated with an investment in each series. Each table also includes pro forma information for the combined Surviving Series resulting from the reorganization assuming the reorganization took place on December 31, 2001, and after adjusting such information to reflect current fees. The expense information for the Surviving Series and the Merging Series is based upon expenses for the twelve months ended December 31, 2001.

   As indicated in the tables below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Surviving Series are expected to be lower than the "Total Annual Fund Operating Expenses" for the Merging Series.


--------------------------------------------------------------------------------------------------------------------------
                                                             SURVIVING          MERGING               PRO FORMA COMBINED
                                                             SERIES             SERIES                 SURVIVING SERIES
--------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from series assets)
--------------------------------------------------------- ----------------- --------------------- ------------------------
   Management Fees                                            0.63%             0.90%                       0.63%
--------------------------------------------------------- ----------------- --------------------- ------------------------
   Distribution and service (12b-1 Fees)                      None              None                        None
--------------------------------------------------------- ----------------- --------------------- ------------------------
   Other Expenses                                             0.09%             0.34%                       0.09%
--------------------------------------------------------- ----------------- --------------------- ------------------------

--------------------------------------------------------- ----------------- --------------------- ------------------------
Total Annual Fund Operating Expenses                          0.72%             1.24%(1)                    0.72%
--------------------------------------------------------- ----------------- ----------------------------------------------

   The following tables show shareholder transaction expenses currently applicable to the purchase of shares of both series. These expenses will remain in effect as to the combined Surviving Series following the reorganization.

--------------------------------------------------------------------------------------------------------------------------
                                             MERGING SERIES AND SURVIVING SERIES
--------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------- -----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                           None
-------------------------------------------------------------------------------------------------------- -----------------
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the value redeemed or the
   amount invested)                                                                                            None
-------------------------------------------------------------------------------------------------------- -----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other Distributions]                          None
-------------------------------------------------------------------------------------------------------- -----------------
Redemption Fee                                                                                                 None
-------------------------------------------------------------------------------------------------------- -----------------
Exchange Fee                                                                                                   None
-------------------------------------------------------------------------------------------------------- -----------------
Maximum Account Fee                                                                                            None
--------------------------------------------------------------------------------------------------------------------------

EXAMPLE

   The following example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "Annual Fund Operating expenses" remaining the same each year. This example is hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.





-----------------------------

(1) Phoenix agreed to reimburse series expenses, other than management fees, through December 31, 2001, to the extent that such expenses exceed 0.15% of the series' average net assets (the "expense cap"). The expense cap was increased to 0.20% effective January 1, 2002 and may be terminated or increased at any time. Actual total series operating expenses after reimbursement were 1.00% for the year ended December 31, 2001.

   Fees and expenses if you redeemed your shares at the end of each time period:

---------------------------------------------------------------------------------------------------------
                                                        1 YEAR        3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------------------

   Surviving Series                                       $74          $230          $401          $894
--------------------------------------------------- -------------- ------------- ------------ -----------
   Merging Series                                        $126          $393          $681        $1,500
--------------------------------------------------- -------------- ------------- ------------ -----------
   Pro Forma Combined Surviving Series                    $74          $230          $401          $894
---------------------------------------------------------------------------------------------------------

   [Note: Actual expenses for the Surviving Series may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Surviving Series' advisor.]

   The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.


PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

   Because the Surviving Series' investment objective and policies are similar to those of the Merging Series, an investment in the Surviving Series is subject to many of the same specific risks as an investment in the Merging Series. The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Surviving Series as contrasted with those associated with the Merging Series and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Surviving Series and the Merging Series, respectively.

   An investment in the Surviving Series is subject to specific risks arising from the types of securities in which the Surviving Series invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Surviving Series. There is no assurance that the Surviving Series will meet its investment objective.

GENERAL
   The value of the investments of the Merging Series and the Surviving Series that supports your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of your fund's investments decreases, you will lose money.

   Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your fund invests can be worse than expected and investments may fail to perform as the series' investment subadvisor expects. As a result, the value of your shares may decrease.

GROWTH STOCKS
   Both series concentrate investments in growth stocks. The Merging Series limits investments to a list of 50 different securities that the advisor believes offer the best potential for long-term growth of capital. The companies considered for investment usually have at least $50 million in annual net income and are listed on the New York Stock Exchange. Alternatively, the Surviving Series considers growth stocks of any size based on the subadvisor's assessment of growing market sectors and fundamental analysis. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks with respect to market changes, tending to rise faster when markets rise and drop more sharply when markets fall. Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance. Investment returns of unseasoned and small capitalization companies can be highly volatile. Product lines are often less diversified and subject to competitive threats. Small capitalization and unseasoned company stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell. As the Merging Series invests in securities of a limited number of companies, performance for the series is more sensitive to changes in the market value of a single issuer or industry. To the extent that a series is in fact not well diversified, it may be more vulnerable to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

SPECIAL SITUATIONS
   Both series may invest in "special situations." A special situation arises when the subadvisor believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. Special situations may involve greater risks than ordinary investment securities. The companies involved often are smaller, unseasoned companies and the securities may not perform as the subadvisor expects. Analysis of special situations is more complex than for ordinary investments, making it more difficult for the subadvisor to accurately predict risk and return.

FIXED INCOME SECURITIES
   Both series may invest in fixed income securities, including preferred stock and convertible debt obligations. The risks associated with investments in fixed income securities include interest rate risk and credit risk. Interest rate risk generally refers to the risk that the value of fixed income securities will be directly affected by trends in interest rates. Credit risk generally refers to the risk that if the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

FOREIGN SECURITIES
   Both series may invest in foreign securities. In the Surviving Series, however, the subadvisor may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries. Three primary risks associated with investing in foreign securities include foreign securities themselves, emerging market risks and foreign currency risks. Foreign investments could be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems. Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States using foreign currency. Changes in foreign exchange rates will affect the value of these securities. In addition, when certain foreign countries experience economic difficulties, there is an increased risk that the foreign government may impose restrictions on the free exchange of its currency.

THE PROPOSED REORGANIZATION
--------------------------------------------------------------------------------

AGREEMENT AND PLAN OF REORGANIZATION
   The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

   The Agreement and Plan of Reorganization contemplates:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all or substantially all of the assets of the Merging Series in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series;

   o the distribution of shares of the Surviving Series to the shareholders of the Merging Series in exchange for their respective shares of the Merging Series; and

   o the complete liquidation of the merging series as provided in the Agreement and Plan of Reorganization.

   The assets of the Merging Series to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Merging Series and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the closing date of the reorganization. The Surviving Series will assume all liabilities, accrued expenses, costs, charges, and reserves of the Merging Series reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement, or such later date as the parties may agree.

   The value of the Merging Series' assets to be acquired and the Merging Series' liabilities to be assumed by the Surviving Series and the net asset value of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the series' then current Prospectus and Statement of Additional Information. The number of shares of the Surviving Series to be issued to the Merging Series will be determined by dividing (a) the value of the aggregate net assets attributable to shares of the Merging Series by (b) the net asset value per share of the Surviving Series.

   On the closing date, the Merging Series will liquidate and distribute pro rata to its shareholders of record the Surviving Series shares received by the Merging Series in exchange for their respective shares in the Merging Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merging Series and by crediting to each account the shares due pursuant to the reorganization. Every Merging Series shareholder will own shares of the Surviving Series immediately after the reorganization, the value of which will be equal to the value of the shareholder's Merging Series shares immediately prior to the reorganization.

   At or prior to the closing date, the Merging Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merging Series shareholders all of the Merging Series' investment company taxable income for all taxable years ending at or prior to the closing date and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

   Subject to certain limitations on liability, the Surviving Series has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the advisor or distributor of the Merging Series (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

   The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees, or by an authorized officer of the Trust, as appropriate.

   Among the significant conditions which may not be waived are: (a) the receipt by the Trust of an opinion of counsel that the reorganization will qualify as a tax free reorganization as defined in section 368(a) of the Code for federal income tax purposes and (b) the approval of the reorganization agreement by the shareholders of the Merging Series. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Merging Series, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Surviving Series shares to be issued to shareholders of the Merging Series without their further approval.

REASONS FOR THE REORGANIZATION
   The proposed reorganization is the outcome of the deliberation by the Board of Trustees of the Trust. Management recommended that the Trustees consider the benefits that shareholders would realize if the Merging Series were to be combined with the Surviving Series. In response to this recommendation, the independent trustees of the Trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

   In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two series with substantially identical investment objectives and principal investment strategies and would permit the shareholders of the Merging Series to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including, but not limited to, the following:

   o the potential benefits of the reorganization to shareholders of the Surviving Series and the Merging Series, including whether the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

   o the terms and conditions of the proposed Plan, and whether the proposed Plan will result in dilution of any shareholder interests;

   o the total expense ratio of the combined Surviving Series following the reorganization is projected to be lower than the current total expense ratio of the Merging Series;

   o the compatibility of investment objectives, policies, restrictions and investment holdings of the corresponding Surviving Series;

   o whether the terms and conditions of the Plan which might affect the price of the outstanding shares of each series;

   o whether reorganization provides for continuity of distribution and shareholder servicing arrangements; and

   o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Merging Series or the Surviving Series and the reorganization will not adversely impact the tax treatment of the variable contracts invested in whole or in part in either of the series.

   After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on November 13, 2001 that the reorganization is fair and reasonable and would be in the best interests of both the Merging Series and Surviving Series and their respective shareholders and that the interests of either series' shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization and authorized the officers of the Trust to submit the reorganization proposal to shareholders for consideration.

FEDERAL INCOME TAX CONSEQUENCES
   McDermott, Will & Emery, is to opine, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, that, for Federal income tax purposes, the reorganization will qualify as a tax free reorganization described in section 368(a) of the Code. Accordingly;

   o no gain or loss will be recognized by the Merging Series on the transfer of the assets of the Merging Series to the Surviving Series in exchange for Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series or upon the distribution of Surviving Series shares to the Merging Series shareholders in exchange for their shares of the Merging Series;

   o the tax basis of the Merging Series' assets acquired by the Surviving Series will be the same to the Surviving Series as the tax basis of such assets to the Merging Series immediately prior to the reorganization, and the holding period of the assets of the Merging Series in the hands of the Surviving Series will include the period during which those assets were held by the Merging Series; and

   o no gain or loss will be recognized by the Surviving Series upon the receipt of the assets of the Merging Series solely in exchange for the Surviving Series shares and the assumption by the Surviving Series of all known liabilities of the Merging Series.

   The receipt of such an opinion that the reorganization will qualify as a tax free reorganization described section 368(a) of the Code, is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. You are not directly a shareholder of the Merging Series but, instead, some of your variable life insurance or variable annuity contract is invested in the Merging Series pursuant to your policy or contract. We also believe, however, that the reorganization should not adversely affect the tax treatment of your variable contract.

   It is possible, although unlikely in our view, that, because the Merging Series will no longer be an available fund underlying your variable contract, your contract could be considered changed in a manner that causes the contract or policy to be considered newly issued for tax purposes. In such a case, your contract would be subject to tax rules in effect on the effective date of the reorganization instead of the tax rules in effect on the issue date of your contract, which could have been more favorable.

   It is also possible that if the reorganization were not tax-free, which as indicated above is not expected, and the Surviving Series as a result failed to qualify as a regulated investment company, the diversification rules of Code section 817(h) might be violated. In such a case, income on your contract could be currently taxable to you.

   Shareholders of the series should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the series should also consult tax advisors as to state and local tax consequences, if any, of the reorganization.

CAPITALIZATION
   The following table sets forth the capitalization of the Surviving Series and the Merging Series, and on a pro forma basis for the combined Surviving Series as of December 31, 2001 giving effect to the proposed acquisition of net assets of the Merging Series at net asset value.

--------------------------------------------------------------------------------
                                                                   PRO FORMA
                           SURVIVING SERIES   MERGING SERIES    COMBINED SERIES
--------------------------------------------------------------------------------
Net assets                    937,855,548        46,025,089       983,880,637
--------------------------------------------------------------------------------
Net asset value per share           14.41              8.84             14.41
--------------------------------------------------------------------------------
Shares outstanding             65,082,641         5,208,527        68,276,610
--------------------------------------------------------------------------------

   The table above should not be relied on to determine the number of Surviving Series shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Merging Series and the Surviving Series at the time of the reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

   The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Surviving Series and the Merging Series. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in the fund's Prospectus and Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES
   The investment objectives of the Surviving Series and the Merging Series are similar. The investment objectives of the Surviving Series and the Merging Series are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting shares" of the Trust. A majority of the outstanding voting shares of a series is defined in the 1940 Act as the lesser of (a) the vote of the holders of 67% or more of the outstanding voting shares of the series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of that series are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting shares of the series.

   For both series, the subadvisor seeks capital appreciation through disciplined, diversified investment in stocks of high-quality companies that the subadvisor believes have the ability to increase their profits year after year at a much faster rate than the average company. In both instances, the subadvisor analyzes market and economic conditions as well as uses fundamental analysis when selecting stocks. Generally, stocks are sold when the subadvisor believes the growth rate of the stock will drop over the long term.

   In both series, the subadvisor may invest in fixed income securities in order to offer the potential for capital appreciation. In the Surviving Series, the subadvisor may consider an intermediate and long-term investment horizon while the subadvisor may not be as sensitive to a particular time period for Merging Series investments to meet their objective.

   The series differ in their approach to the number of different portfolio holdings. While the Merging Series has limited the number of securities held at any given time to fifty, the types of companies considered have tended to be very consistent with the types of securities held by the Surviving Series, albeit on a larger basis. This attention to high appreciation potential over wide diversification is among the principal investment strategies employed by the subadvisor in its management of the Surviving Series.

CERTAIN INVESTMENT RESTRICTIONS
   Both series are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting shares" of the series (as that term is defined in the 1940 Act).

   Either series may not:

(1) with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series;

(2) purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities);

(3) issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction;

(4) borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and
     (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing;

(5) underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law;

(6) purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities;

(7) make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies; and/or

(8) purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

   If any percentage restriction described above for the series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the series' assets will not constitute a violation of the restriction.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------

   The shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered to certain separate accounts to fund variable accumulation annuity contracts or variable universal life insurance policies ("variable products") issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "contracts" and individually, "contract"). Investments in the Trust may occur only by buying a contract and directing the allocation of your payment(s) to the subaccount(s) corresponding to a series. The subaccounts, in turn, invest in shares of the Trust. Not all series may be offered through a particular variable product.

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect subsidiary of Phoenix, and a broker-dealer registered with relevant regulators, serves as national distributor of variable products issued by these entities. Variable products may be purchased through broker-dealers registered with applicable regulatory authorities and who have entered into a sales agreement with PEPCO. Sales commissions will be paid to registered representatives based on the amount of premiums received in connection with the sale of variable products, subject to governing law. Phoenix and its insurance company affiliates also pay commissions to PEPCO based on the amount of premiums received in connection with the sale of variable products, subject to governing law.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

   Both series offer the same shareholder services. Both series distribute net investment income quarterly and distribute net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Merging Series and the Surviving Series are paid in additional shares of the respective series. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable series in effect on the record date. Both series currently offer shareholders identical exchange privileges. Shareholders of the either series may exchange their shares for shares of a corresponding series of the Trust.

   Shares of the Surviving Series and the Merging Series may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

   Both series offer the same shareholder services. After the closing, the same services will continue to be available to the shareholders of the Merging Series but in their capacity as shareholders of the Surviving Series.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

   The following is a summary of certain provisions of the Amended Declaration of Trust of the Merging Series and the Surviving Series.

FORM OF ORGANIZATION
   Both series are series of The Phoenix Edge Series Fund, a business trust organized under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated February 18, 1986, as amended. The operations of these series are governed by the Declaration of Trust and by Massachusetts law. The shares of the Trust are registered with the SEC as open-end management investment company and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a new fund or of each respective series with another series or other business organization subject to shareholder approval.

SHARES
   The Declaration of Trust authorizes the Trustees to create an unlimited number of series. The Trust currently has thirty series outstanding. The Trust may also organize other series in the future. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by the Trust from the issue or sale of shares of a series are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series are required to be segregated on the books of account of the Trust. These assets are to be used to pay the expenses of the series as well as a share of the general expenses of the Trust.

MEETINGS
   The Trustees or President of the Trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote.

SHAREHOLDER LIABILITY
   Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the Declaration of Trust limits shareholder liability. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

LIABILITY OF TRUSTEES
   The Declaration of Trust provides that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. The Trust may also advance payments to a trustee in connection with indemnification.

LIQUIDATION OR DISSOLUTION
   In the event of the liquidation or dissolution of either series, the trustees shall distribute the assets of the series to the shareholders, according to their respective rights, after accounting for the liabilities of the Trust.

FISCAL YEAR
--------------------------------------------------------------------------------

   The series each operate on a fiscal year which ends December 31.

MANAGEMENT AND OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

   Responsibility for the overall supervision of both series rests with Trustees of the Trust. Phoenix Investment Counsel, Inc. serves as investment advisor to both series, and Roger Engemann & Associates, Inc. serves as subadvisor to both series. A team of managers and analysts makes investment and trading decisions for each series. The names and general information pertaining to each portfolio manager for both series is described above and within the Prospectus for the Trust.

   Phoenix Equity Planning Corporation serves as financial agent of both series and, as such, performs administrative, bookkeeping and pricing functions.

   The JPMorgan Chase Bank serves as the custodian for the Surviving Series. State Street Bank and Trust Company serves as the custodian for the Merging Series.

   PricewaterhouseCoopers LLP serves as independent accountants for both series.

VOTING INFORMATION
--------------------------------------------------------------------------------

QUORUM AND VOTING REQUIREMENTS
   This Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Series in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting. Shareholders of record of the Merging Series at the close of business on January 15, 2002 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of each separate series of the Trust include the Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account and the PHL Variable Universal Life Account (collectively, the "VUL Accounts"), which fund variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

   Each shareholder of record at the close of business on the Record Date is entitled to a notice of the meeting and will be asked to instruct Phoenix how to vote at the Special Meeting or any adjourned or postponed session. No shareholder, to the Trust's knowledge, owns Contracts which are funded by more than five percent of the outstanding voting shares of the Trust or of any series. The number of votes with respect to which each shareholder will be entitled to instruct Phoenix will be determined by applying the shareholder's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a shareholder may provide instructions will be determined as of the Record Date.

   In accordance with its view of applicable law, Phoenix will vote the shares of the Merging Series for which Phoenix receives voting instructions from shareholders in accordance with those instructions. Phoenix will vote shares for which it has not received timely voting instructions from shareholders and any shares held by Phoenix or its affiliates for their own accounts in the same proportion as the shares for which shareholders have provided voting instructions to Phoenix.

   In addition to the proxy solicitation by mail, officers and regular employees of Phoenix or one of its affiliates may solicit voting instructions personally, by telephone or telegram. Phoenix will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions will be borne indirectly by Phoenix. You can provide voting instructions in any one of four ways:

o    Through the Internet - WWW.PROXYWEB.COM

o    By telephone - (888) 221-0697

o By mail - USING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND POSTAGE PAID ENVELOPE

o    In Person - AT THE SPECIAL MEETING

   Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet.

   We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed Voting Instructions Card. These voting methods will reduce the time and costs associated with this proxy solicitation.

   As of the Record Date, Phoenix owned 5,182,293 shares of the Merging Series and 64,932,398 shares of the Surviving Series. As of the Record Date, less than 1% of the outstanding shares of beneficial interest of either series were held of record or beneficially owned under a contract or policy by the Trustees or nominees for election as Trustee and by the executive officers of the Trust, as a group.

   A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT, DATED DECEMBER 31, 2001 IS A PART OF THE STATEMENT OF ADDITIONAL INFORMATION AND WILL BE FURNISHED SHORTLY TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON REQUEST, A COPY OF THE 2001 ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS, P.O. BOX 8027, BOSTON, MA 02266-8027. SHAREHOLDERS MAY ALSO CALL TOLL-FREE AT (800) 541-0171.

   The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed Voting Instructions Card(s) to vote in accordance with their best judgment.

   A majority of the outstanding voting shares of a series entitled to vote shall constitute a quorum for the meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust (i.e., the lesser of (i) 67% or more of the eligible votes of the Merging Series represented at the meeting if more than 50% of the eligible votes of the Merging Series are present in person or by proxy or (ii) more than 50% of the eligible votes of the Merging Series) must approve the herein contemplated merger. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Merging Series in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

   If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

   The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

   The individuals named as proxies on the enclosed instruction card will vote in accordance with the shareholder's direction, as indicated thereon, if the instruction card is received and is properly executed. If the shareholder properly executes an instruction card and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The individuals named as proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

   Approval of the reorganization proposal by the shareholders of the Merging Series is a condition of the consummation of the reorganization. If the reorganization is not approved, the Merging Series will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Merging Series.

REVOCATION OF PROXIES
   Any shareholder who has given an instruction card has the right to revoke the proxy any time prior to its exercise:

   o by written notice of the an instruction card's revocation to the Secretary of the Trust at the above address prior to the meeting;

   o by the subsequent execution and return of another instruction card prior to the meeting;

   o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

   o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS
   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES
   In addition to solicitation of proxies by mail, officers and employees of Phoenix Life Insurance Company, or its affiliates, may solicit proxies personally or by telephone or telegram. Phoenix Life Insurance Company, or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of instruction cards. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Life Insurance Company for their reasonable expenses in sending proxy material to be beneficial owners of shares of the Merging Series. The cost of the solicitation of proxies will be borne by Phoenix Life Insurance Company.

   If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of an instruction card by telephone, the shareholder may still submit the instruction card form included with this proxy statement or attend the meeting in person.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE RESPOND PROMPTLY VIA THE INTERNET, TELEPHONE OR RETURN THE VOTING INSTRUCTIONS CARD IN THE POSTAGE PAID RETURN ENVELOPE.

ADDITIONAL INFORMATION ABOUT THE SERIES
--------------------------------------------------------------------------------

   Additional information about both series is included in the series' Prospectus and Statement of Additional Information, dated October 29, 2001, which have been filed with the SEC and is incorporated by reference herein. A copy of the Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling toll-free at 1-800-541-0171.

MISCELLANEOUS
--------------------------------------------------------------------------------

AVAILABLE INFORMATION
    Both series and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202)942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

DISCUSSION OF PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 2001
   The following table compares investment performance for both series' performance for the year ended December 31, 2001 and compares the same against relevant benchmarks.

AVERAGE ANNUAL TOTAL RETURNS(1) (Period ending 12/31/01)

     ------------------------------------------------------------------------------------
                              1 YEAR     5 YEARS        10 YEARS          INCEPTION DATE
     ------------------------------------------------------------------------------------

     Surviving Series        (34.57%)       1.89%          8.04%              12/31/82
     ---------------------- ------------- ----------- ----------------- -----------------
     S&P 500 Stock Index(2)  (11.87%)      10.73%         12.97%                   N/A
     ------------------------------------------------ -----------------------------------


     ------------------------------------------------------------------------------------
                              1 YEAR     5 YEARS   INCEPTION TO 12/31/01  INCEPTION DATE
     ------------------------------------------------------------------------------------
     Merging Series          (35.30%)         N/A         (3.16%)             03/02/98
     ---------------------- ------------- ----------- ----------------- -----------------
     S&P 500 Stock Index(2)   (1.87%)         N/A          3.79%                   N/A
     ------------------------------------------------ -----------------------------------

GROWTH OF $10,000(3) (Period ending 12/31/01)



                --------------------------------------------------
                 YEAR     SURVIVING SERIES     S&P 500 STOCK INDEX
                --------------------------------------------------
                 1992      $ 11,028.94            $ 10,769.07
                --------- ------------------ ---------------------
                 1993      $ 13,200.94            $ 11,845.98
                --------- ------------------ ---------------------
                 1994      $ 13,396.21            $ 12,002.71
                --------- ------------------ ---------------------
                 1995      $ 17,528.39            $ 16,504.61
                --------- ------------------ ---------------------
                 1996      $ 19,733.36            $ 20,341.54
                --------- ------------------ ---------------------
                 1997      $ 23,891.82            $ 27,130.65
                --------- ------------------ ---------------------
                 1998      $ 31,062.22            $ 34,932.48
                --------- ------------------ ---------------------
                 1999      $ 40,279.22            $ 42,315.49
                --------- ------------------ ---------------------
                 2000      $ 33,120.16            $ 38,427.91
                --------- ------------------ ---------------------
                 2001      $ 21,669.63            $ 33,864.66
                --------- ------------------ ---------------------


                --------------------------------------------------
                 YEAR      MERGING SERIES       S&P 500 STOCK INDEX
                --------------------------------------------------
                 1998      $  2,625.86            $ 11,895.30
                --------- ------------------ ---------------------
                 1999      $ 16,685.15            $ 14,409.33
                --------- ------------------ ---------------------
                 2000      $ 13,663.70            $ 13,085.91
                --------- ------------------ ---------------------
                 2001      $  8,669.63            $ 11,531.68
                --------- ------------------ ---------------------

 [MANAGER'S DISCUSSION TO BE FILED BY AMENDMENT]




------------------------

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if sales charges were deducted.

(2) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance which includes net dividends reinvested. The index is not available for direct investment.

(3) This chart assumes an initial investment of $10,000 made on the inception dates noted above. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS AT DECEMBER 31, 2001 (as a percentage of equity holdings)

------------------------------------ ------------------------------------------ --------------------------------------
SECTOR                                           SURVIVING SERIES                          MERGING SERIES
------------------------------------ ------------------------------------------ --------------------------------------
Technology                              $ 16,474,640.05             35.59%        $ 14,936,781.40            35.36%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Health Care                              220,396,593.60             24.79%           8,046,702.90            19.05%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Financials                               106,599,910.68             11.99%           5,264,103.98            12.46%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Consumer Cyclicals                        81,529,835.50              9.17%           3,931,151.60             9.31%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Capital Goods                             70,613,241.00              7.94%           3,739,477.10             8.85%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Consumer Staples                          64,481,936.35              7.25%           4,765,525.50            11.28%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Communication Services                    11,398,470.00              1.28%                   0.00             0.00%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Energy                                    11,226,500.00              1.26%           1,552,385.00             3.68%
------------------------------------ --------------------- ------------------- ------------------- -------------------
Transportation                             6,412,560.00              0.72%                   0.00             0.00%
------------------------------------ --------------------- ------------------- ------------------- -------------------
SUM OF EQUITY HOLDINGS                  $889,133,687.18            100.00%         $42,236,127.48           100.00%
------------------------------------ --------------------- ------------------- ------------------- -------------------

EQUITY ASSET MIX AT DECEMBER 31, 2001 (as a percent of total net assets)

---------------------------- ------------------- ------------------
                              Surviving Series       Merging Series
---------------------------- ------------------- ------------------
Common Stock                       87.92%               88.71%
---------------------------- ------------------- ------------------
Foreign Common Stock                3.84%                6.10%
---------------------------- ------------------- ------------------
Total Equity                       91.77%               94.80%
---------------------------- ------------------- ------------------
Total Cash/Short Term               8.23%                5.20%
---------------------------- ------------------- ------------------
Total Fund                        100.00%              100.00%
---------------------------- ------------------- ------------------


TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (as a percentage of total net assets)

--------------------------- ----------- ---------------------------- -----------
         Surviving Series                          Merging Series
--------------------------- ----------- ---------------------------- -----------
Pfizer, Inc.                   4.4%     Medronic, Inc.                  5.6%
--------------------------- ----------- ---------------------------- -----------
Tyco International Ltd.        3.9%     Pfizer, Inc.                    4.9%
--------------------------- ----------- ---------------------------- -----------
Texas Instruments, Inc.        3.1%     Tyco International Ltd.         4.8%
--------------------------- ----------- ---------------------------- -----------
Wal-Mart Stores, Inc.          3.0%     Citigroup, Inc.                 4.7%
--------------------------- ----------- ---------------------------- -----------
Johnson & Johnson              2.9%     Cisco Systems, Inc.             4.2%
--------------------------- ----------- ---------------------------- -----------
Xilinx, Inc.                   2.5%     Goldman Sachs Group, Inc.       4.0%
--------------------------- ----------- ---------------------------- -----------
Bea Systems, Inc.              2.5%     Viacom, Inc. Class B            3.9%
--------------------------- ----------- ---------------------------- -----------
Citigroup, Inc.                2.4%     American Express                3.5%
--------------------------- ----------- ---------------------------- -----------
Freddie Mac                    2.4%     Texas Instruments, Inc.         3.4%
--------------------------- ----------- ---------------------------- -----------
Cardinal Health, Inc.          2.4%     AOL Time Warner                 3.3%
--------------------------- ----------- ---------------------------- -----------

LEGAL MATTERS
   Richard J. Wirth, Counsel of Phoenix Life Insurance Company, has passed upon certain legal matters in connection with the issuance of the shares of the Surviving Series.

ADDITIONAL FINANCIAL INFORMATION
   The tables set forth below present certain financial information for the Surviving Series. The financial highlights for each year ended December 31 are derived from the Surviving Series' audited financial statements for that year. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial statements for the Surviving Series for prior periods are contained in the Surviving Series' Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement.

SURVIVING SERIES FINANCIAL HIGHLIGHTS (selected data for a share outstanding
----------------------------------------------------------------------------
throughout the indicated period)
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, unless otherwise noted. Their report and the series' financial statements are included in the December 31, 2001 Annual Report and in the Statement of Additional Information.

                                                          ---------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31
                                                          ---------------------------------------------------------------------
                                                              2001          2000          1999          1998         1997

Net asset value, beginning of period                                        28.57         23.93         19.16        18.89
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                                                0.00(1)       0.03          0.03         0.13
 Net realized and unrealized gain (loss)                                    -4.91          6.97          5.65         3.70
                                                          -----------  --------------- ------------ ------------- --------------
          TOTAL FROM INVESTMENT OPERATIONS                                  -4.91          7.00          5.68         3.83
                                                          -----------  --------------- ------------ ------------- --------------
LESS DISTRIBUTIONS
 Dividends from net investment income                                        0.00         -0.05         -0.03        -0.13
 Dividends from net realized gains                                          -0.88         -2.31         -0.88        -3.43
 In excess of net investment income                                          0.00         -0.01          0.00         0.00
                                                          -----------  --------------- ------------ ------------- --------------
 In excess of accumulated net realized gains                                -0.29          0.00          0.00         0.00
                                                          -----------  --------------- ------------ ------------- --------------
          TOTAL DISTRIBUTIONS                                               -1.17         -2.37         -0.91        -3.56
                                                          -----------  --------------- ------------ ------------- --------------
 Capital Contribution from Adviser                                           0.00          0.01          0.00         0.00
                                                           -----------  -------------- ------------ ------------- --------------
Change in net asset value                                                   -6.08          4.64          4.77         0.27
                                                          -----------  --------------- ------------ ------------- --------------
NET ASSET VALUE, END OF PERIOD                                              22.49         28.57         23.93        19.16
                                                          ===========  =============== ============ ============= ==============
Total return                                                               -17.77%        29.67%        30.01%       21.07%
RATIOS/SUPPLEMENTAL DATA:
                                                                        1,680,036     2,269,090     1,876,296    1,505,568
Net assets, end of period (thousands)
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses                                                          0.68%         0.68%         0.69%        0.74%
 Net investment income (loss)                                                0.03%         0.11%         0.15%        0.64%
Portfolio turnover                                                             82%          106%          102%         284%



(1) Amount is less than $0.01.

FUTURE SHAREHOLDER MEETINGS

    As a Massachusetts business trust, the Trust does not hold shareholder meetings, unless required by the 1940 Act. Other than this meeting, the Trust does not anticipate holding a meeting of shareholders of the series in 2002. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Richard J. Wirth
Phoenix Life Insurance Company
PO Box 5056
Hartford, CT 06102-5056

   Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

OTHER BUSINESS
--------------------------------------------------------------------------------

   The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Merging Series' shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Merging Series and the shareholders of the Merging Series.

                                             By Order of the Board of Trustees,

                                             RICHARD J. WIRTH
                                             Secretary

Hartford, Connecticut
February 22, 2002

                                                                     APPENDIX A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 18th day of March, 2002, by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of both the Phoenix-Engemann Capital Growth Series (the "Surviving Fund"), a separate series of the Trust, and the Phoenix-Engemann Nifty Fifty Series (the "Merging Fund"), another separate series of the Trust.

                                    RECITAL

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Merging Fund to the Surviving Fund in exchange solely for voting shares of beneficial interest of the Surviving Fund (the "Surviving Fund Shares"), the assumption by the Surviving Fund of all liabilities of the Merging Fund, and the distribution of the Surviving Fund Shares to the shareholders of the Merging Fund in complete liquidation of the Merging Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     The Merging Fund and the Surviving Fund are separate series of the Trust, an open-end, registered investment company of the management type. The Merging Fund owns securities which generally are assets of the character in which the Surviving Fund is permitted to invest.

     The Trustees of the Trust have determined, with respect to the Surviving Fund, that the exchange of all of the assets of the Merging Fund for Surviving Fund Shares and the assumption of all liabilities of the Merging Fund by the Surviving Fund is in the best interests of the Surviving Fund and its shareholders and that the interests of the existing shareholders of the Surviving Fund would not be diluted as a result of this transaction. The Trustees of the Trust, have also determined, with respect to the Merging Fund, that the exchange of all of the assets of the Merging Fund for Surviving Fund Shares and the assumption of all liabilities of the Merging Fund by the Surviving Fund is in the best interests of the Merging Fund and its shareholders and that the interests of the existing shareholders of the Merging Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING FUND TO THE SURVIVING FUND IN EXCHANGE FOR THE SURVIVING FUND SHARES, THE ASSUMPTION OF ALL MERGING FUND LIABILITIES AND THE LIQUIDATION OF THE MERGING FUND

     1.1 Subject to the requisite approval of the Merging Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Fund agrees to transfer all of the Merging Fund's assets, as set forth in paragraph 1.2, to the Surviving Fund, and the Surviving Fund agrees in exchange therefor: (i) to deliver to the Merging Fund the number of full and fractional Surviving Fund Shares, determined by dividing the value of the Merging Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph
          3.1 (the "Closing Date").

     1.2 The assets of the Merging Fund to be acquired by the Surviving Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Merging Fund, and any deferred or prepaid expenses shown as an asset on the books of the Merging Fund, on the Closing Date (collectively, the "Assets").

     1.3 The Merging Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Fund shall also assume all of the liabilities of the Merging Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Fund will distribute to the Merging Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Fund Shareholders"), on a pro rata basis, the Surviving Fund Shares received by the Merging Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Fund's shares, by the transfer of the Surviving Fund Shares then credited to the account of the Merging Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Merging Fund Shareholders. The aggregate net asset value of Surviving Fund Shares to be so credited to Merging Fund Shareholders shall be equal to the aggregate net asset value of the Merging Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Fund will simultaneously be canceled on the books of the Merging Fund.

     1.5 Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund or its transfer agent, as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Merging Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Fund.

2.   VALUATION

     2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Fund.

     2.2 The net asset value of Surviving Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust's Board of Trustees which shall be described in the Surviving Fund's then-current prospectus and statement of additional information.

     2.3 The number of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Merging Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Trust.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 5, 2002, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

     3.2 The Trust shall direct State Street Bank and Trust Company, as custodian for the Merging Fund (the "Custodian"), to deliver, on the next business day following the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Surviving Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Merging Fund Custodian to the custodian for the Surviving Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Fund on the next business day following the Closing Date for the account of the Surviving Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver on the next business day following the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Merging Fund shall be delivered by wire transfer of federal funds on the next business day following the Closing Date.

     3.3 The Trust shall direct the Variable Products Operations unit of Phoenix Life Insurance Company (the "Transfer Agent"), on behalf of the Merging Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Merging Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver a confirmation evidencing the Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Surviving Fund, or provide evidence satisfactory to the Merging Fund that such Surviving Fund Shares have been credited to the Merging Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Fund or the Merging Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Surviving Fund or the Merging Fund, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Trust, on behalf of the Merging Fund, represents and warrants as follows:

          (a) The Merging Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Merging Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Merging Fund and each prospectus and statement of additional information of the Merging Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder;

                and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Trust, on behalf of the Merging Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Trust, on behalf of the Surviving Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Fund;

          (f) The Merging Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in
                (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Merging Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Merging Fund is a party or by which it is bound;

          (g) All material contracts or other commitments of the Merging Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Fund on or prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Surviving Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Merging Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Merging Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Fund at December 31, 2001, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Surviving
                Fund) present fairly, in all material respects, the financial condition of the Merging Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since December 31, 2001, there has not been any material adverse change in the Merging Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Fund due to declines in market values of securities in the Merging Fund's portfolio, the discharge of Merging Fund liabilities, or the redemption of Merging Fund Shares by shareholders of the Merging Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Merging Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Merging Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. All of the issued and outstanding shares of the Merging Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Fund, as provided in paragraph 3.3. The Merging Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Merging Fund, nor is there outstanding any security convertible into any of the Merging Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Merging Fund, and, subject to the approval of the shareholders of the Merging Fund, this Agreement will constitute a valid and binding obligation of the Merging Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Merging Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p)   The proxy  statement of the Merging Fund (the "Proxy
                Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Trust, on behalf of the Surviving Fund, represents and warrants as follows:

          (a) The Surviving Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its Assets and to carry on its business as it is now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Fund under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information of the Surviving Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Trust, on behalf of the Surviving Fund will have good and marketable title to the Surviving Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Surviving Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in
                (i) a material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Surviving Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Surviving Fund is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Merging Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust on behalf of the Surviving Fund or any of the Surviving Fund's properties or assets that, if adversely determined, would materially and adversely affect the Surviving Fund's financial condition or the conduct of the Surviving Fund's business. The Trust on behalf of the Surviving Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Fund's business or the Surviving Fund's ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Fund at December 31, 2001, have been audited by PWC, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Fund) present fairly, in all material respects, the financial condition of the Surviving Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since December 31, 2001, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Fund due to declines in market values of securities in the Surviving Fund's portfolio, the discharge of Surviving Fund liabilities, or the redemption of Surviving Fund Shares by shareholders of the Surviving Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has computed (or will compute) its federal income tax under Section 852 of the Code;

          (l) All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Fund could, under certain circumstances, be held personally liable for obligations of the Merging Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Surviving Fund and this Agreement will constitute a valid and binding obligation of the Trust on behalf of the Surviving Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) Surviving Fund Shares to be issued and delivered to the Merging Fund, for the account of the Merging Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Merging Fund could, under certain circumstances, be held personally liable for obligations of the Merging Fund);

          (o) The information to be furnished by Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to the Surviving Fund, the Registration Statement relating to the Surviving Fund Shares issuable hereunder, and the proxy materials of the Merging Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Merging Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE TRUST ON BEHALF OF THE SURVIVING FUND AND THE MERGING FUND

     5.1 The Surviving Fund and the Merging Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Trust will call a meeting of the shareholders of the Merging Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Merging Fund covenants that the Surviving Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Subject to the provisions of this Agreement, the Surviving Fund and the Merging Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 As soon as is reasonably practicable after the Closing, the Merging Fund will make a liquidating distribution to its shareholders consisting of the Surviving Fund Shares received at the Closing.

     5.6 The Surviving Fund and the Merging Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7 The Trust, on behalf of the Merging Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust on behalf of the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust on behalf of the Surviving Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Merging Fund's, title to and possession of the Surviving Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Surviving Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

     5.8 The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING FUND

         The obligations of the Trust, on behalf of the Merging Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Surviving Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust, on behalf of the Surviving Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Surviving Fund on or before the Closing Date;

     6.3 The Merging Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

         The obligations of the Trust, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Merging Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust, on behalf of the Merging Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust shall have delivered to the Surviving Fund a statement of the Merging Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

     7.3. The Trust, on behalf of the Merging Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust, on behalf of the Merging Fund, on or before the Closing Date;

     7.4 The Merging Fund and the Surviving Fund shall have agreed on the number of full and fractional Surviving Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.5 The Merging Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND THE MERGING FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Merging Fund, or the Trust, on behalf of the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Fund in accordance with the provisions of the Trust's Declaration of Trust, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Merging Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of McDermott, Will & Emery, counsel to the Trust, addressed to the Trust substantially to the effect that, based upon based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall, for Federal income tax purposes, qualify as a tax free reorganization defined in section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Company on behalf of the Merging Fund and the Trust on behalf of the Surviving Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Life Insurance Company. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Fund's prospectus and the Merging Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 30, 2002, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Merging Fund called by the Merging Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Surviving Fund Shares to be issued to the Merging Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to The Phoenix Edge Series Fund, One American Row, Hartford, Connecticut 06102-5056, Attn: Richard J. Wirth, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Surviving Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party as provided in the Declaration of Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

     Attest:                                               THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS
                                                           PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


     __________________________________                    By: _______________________________
     SECRETARY

                                                           Title: _______________________________


     Attest:                                               THE PHOENIX EDGE SERIES FUND ON BEHALF OF ITS
                                                           PHOENIX-ENGEMANN NIFTY FIFTY SERIES


     __________________________________                     By: _______________________________
     SECRETARY

                                                           Title: _______________________________

                                     PART B

                         ACQUISITION OF THE ASSETS OF
                       PHOENIX-ENGEMANN NIFTY FIFTY SERIES

                        BY AND IN EXCHANGE FOR SHARES OF
                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


                                BOTH A SERIES OF
                          THE PHOENIX EDGE SERIES FUND


101 Munson Street                            STATEMENT OF ADDITIONAL INFORMATION
Greenfield, Massachusetts 01301                                February 22, 2002
(800) 541-0171




      This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of Phoenix-Engemann Nifty Fifty Series (the "Merging Series"), a series of The Phoenix Edge Series Fund, to the Phoenix-Engemann Capital Growth Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, consists of this cover page and the following described documents, each of which is attached and incorporated:

   (1) the Statement of Additional Information of The Phoenix Edge Series Fund dated October 29, 2001;

   (2) the Annual Report of The Phoenix Edge Series Fund for the year ended December 31, 2001; and

   (3)  the Pro Forma Financial Statements.

    This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated February 22, 2002. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling Variable Annuity Operations ("VAO") at 800-541-0171 or by writing to Phoenix Variable Products Mail Operations at
PO Box 8027, Boston, Massachusetts 02266-8027.

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
101 Munson Street                                      MAIL OPERATIONS ("VPMO"):
Greenfield, Massachusetts                                            PO Box 8027
                                                           Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 29, 2001

   This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund") dated October 29, 2001 (hereinafter called the "prospectus"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling Variable Products Operations ("VPO") at 800/541-0171 or by writing to VPMO at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to Shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request. The contents of this SAI are incorporated by reference in the prospectus in their entirety.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   The Fund ...............................................................    1

   Permitted Investments and Risk Factors .................................    1

   Investment Restrictions.................................................   24

   Portfolio Turnover......................................................   25

   Management of the Fund .................................................   26

   The Investment Advisors and Subadvisors.................................   30

   Custodian ..............................................................   36

   Foreign Custodian ......................................................   37

   Independent Accountants ................................................   37

   Financial Agent.........................................................   37

   Code of Ethics..........................................................   37

   Brokerage Allocation ...................................................   37

   Determination of Net Asset Value .......................................   39

   Investing in the Fund ..................................................   39

   Redemption of Shares ...................................................   39

   Taxes ..................................................................   40

   Disclaimer..............................................................   40

   Financial Statements ...................................................   41

   Appendix................................................................   42

THE FUND
--------

   The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering thirty series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the following series which are non-diversified: Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Duff & Phelps Real Estate Securities Series, and Phoenix-Morgan Stanley Focus Equity Series. Shares in each series of the Fund are available to the following insurance company separate accounts:

[diamond]  The Phoenix Life Variable Accumulation Account, a separate account of
           Phoenix Life Insurance Company ("Phoenix") created on June 21, 1982;

[diamond]  The Phoenix Life Variable Universal Life Account, a separate account of Phoenix created on June 17, 1985;

[diamond]  The PHL Variable Accumulation Account, a separate account of PHL
           Variable Insurance Company ("PHL Variable") formed on December 7,
           1994;

[diamond]  The PHL Variable Universal Life Account, a separate account of PHL
           Variable formed on September 10, 1998;

[diamond]  The Phoenix Life and Annuity Variable Universal Life Account, a
           separate account of Phoenix Life and Annuity Company ("PLAC") formed in March 1996.

   The executive offices of the Accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The Accounts own the majority of the shares of the Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------

   The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

   All of the series described in this SAI may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

   Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
   A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
   Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
   Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
   For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
   Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. (This 5% restriction does not apply to the Phoenix-Janus Core Equity (formerly, "Phoenix-Janus Equity Income"), Phoenix-Janus Flexible Income or Phoenix-Janus Growth Series.) A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
   Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

   Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
   The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
   The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
   Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

   ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
   Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
   "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
   The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
   Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
   The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

   Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

   A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

   Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

   In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are 2 types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a series may wish to buy in the future by purchasing futures contracts.

   The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

   Except for the Phoenix-Morgan Stanley Focus Equity, Phoenix-Deutsche Dow 30, and Phoenix-Deutsche Nasdaq-100 Index(R) Series, transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

   A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities which are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

   A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
   Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN SECURITIES
   Each series may invest up to 25% of its total net asset value in foreign securities unless otherwise stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

   ========================================================
                     SERIES                     % LIMITS
   ========================================================
    Phoenix-Aberdeen International                 100%
   --------------------------------------------------------
    Phoenix-Aberdeen New Asia                      100%
   --------------------------------------------------------
    Phoenix-AIM Mid-Cap Equity                      25%
   --------------------------------------------------------
    Phoenix-Alliance/Bernstein Growth + Value       15%
   --------------------------------------------------------
    Phoenix-Engemann Nifty Fifty                     5%
   --------------------------------------------------------
    Phoenix-Engemann Small & Mid-Cap Growth         50%
   --------------------------------------------------------
    Phoenix-Hollister Value Equity                  30%
   --------------------------------------------------------
    Phoenix-Janus Core Equity                      100%
   --------------------------------------------------------
    Phoenix-Janus Flexible Income                  100%
   --------------------------------------------------------
    Phoenix-Janus Growth                           100%
   --------------------------------------------------------
    Phoenix-MFS Investors Growth                    35%
   --------------------------------------------------------
    Phoenix-MFS Investors Trust                     20%
   --------------------------------------------------------
    Phoenix-MFS Value                               35%
   --------------------------------------------------------
    Phoenix-Oakhurst Growth and Income              20%
   --------------------------------------------------------
    Phoenix-Sanford Bernstein Global Value         100%
   --------------------------------------------------------
    Phoenix-Sanford Bernstein Mid-Cap Value         20%
   --------------------------------------------------------
    Phoenix-Seneca Mid-Cap Growth                   20%
   --------------------------------------------------------
    Phoenix-Seneca Strategic Theme                  35%
   ========================================================

   The Phoenix-Goodwin Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than the Phoenix-Aberdeen International, Phoenix-Aberdeen New Asia Series, Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix Janus-Growth, Phoenix-Morgan Stanley Focus Equity, Phoenix-Sanford Bernstein Global Value, and Phoenix-Seneca Strategic Theme Series will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-J.P. Morgan Research Enhanced Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.

   The foreign debt securities in which the series may invest are issued by foreign issuers in developed countries considered creditworthy by the advisor or subadvisor, as applicable, and in so-called emerging market countries. The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

   For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

   As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

   In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

FOREIGN CURRENCY TRANSACTIONS
   For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

   When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

   If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

INDEXED SECURITIES
   The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
   The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
   Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940, a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities.

   As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

JUNK BONDS
   The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.


   ======================================================
                  SERIES                        % LIMITS
   ======================================================
    Phoenix-Aberdeen International                  20%
   ------------------------------------------------------
    Phoenix-Engemann Small & Mid-Cap Growth          5%
   ------------------------------------------------------
    Phoenix-Goodwin Multi-Sector Fixed Income       50%
   ------------------------------------------------------
    Phoenix-Janus Core Equity                       20%
   ------------------------------------------------------
    Phoenix-Janus Flexible Income                  100%
   ------------------------------------------------------
    Phoenix-Janus Growth                            35%
   ------------------------------------------------------
    Phoenix-MFS Value                               20%
   ------------------------------------------------------
    Phoenix-Morgan Stanley Focus Equity              5%
   ------------------------------------------------------
    Phoenix-Oakhurst Balanced                       35%
   ------------------------------------------------------
    Phoenix-Oakhurst Strategic Allocation            5%
   ------------------------------------------------------
    Phoenix-Seneca Mid-Cap Growth                    5%
   ======================================================

   Junk bonds are noninvestment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
   Subject to certain investment restrictions, a series (other than Phoenix-Engemann Nifty Fifty Series) may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% (except the Phoenix-Aberdeen New Asia Series which will maintain an amount equal to at least 102%) of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities which will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

   Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held may not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE
   The Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Hollister Value Equity, Phoenix-J.P. Morgan Research Enhanced Index, Phoenix-Morgan Stanley Focus Equity, Phoenix-Seneca Mid-Cap Growth, and Phoenix-Seneca Strategic Theme Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Hollister Value Equity and the Phoenix-Morgan Stanley Focus Equity Series, may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. The Phoenix-Morgan Stanley Focus Equity Series may borrow up to 33-1/3% of its total assets (including the amount borrowed) less liabilities. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage The Phoenix-Hollister Value Equity Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases, and the amount of the loans exceeds one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

   The Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Growth and Income, Phoenix-Sanford Bernstein Global Value, and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix-Oakhurst Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; Phoenix-Oakhurst Growth and Income and Phoenix-Sanford Bernstein Global Value Series may collateralize any such borrowing with up to 33-1/3% of its total assets.

   Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
   The series may purchase loans and other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

   These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

   Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

   The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
   Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond,

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interest and prepaid principal on a CMO are paid, in most cases, semiannually.
CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

   Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

   Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

   Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

   Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through

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securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

   FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

   A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
   A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
   Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option which it

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

has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

   The seller of an option receives a cash payment or premium at the time of sale which is retained by the seller whether or not the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

   A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

   A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

   Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

   A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option which is being closed.

   The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

   Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

   Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

   A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The

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

series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series, other than the Phoenix-Morgan Stanley Focus Equity Series, may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

   The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

   During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

   During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

   Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

   When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

   Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

   Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

   Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

   A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a

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covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

   The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.

   A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets (15% of the net assets of each of the Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income, Phoenix-Janus Growth and Phoenix-Morgan Stanley Focus Equity Series). The "liquidity charge" referred to above is computed as described below.

   The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
   PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
   Each series may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly-traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these

                                       15

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securities. Each series may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
   The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
   REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs generally can be classified as follows:

[diamond]  Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

[diamond]  Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

[diamond]  Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
   Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

   Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
   In certain instances, the series may purchase or write options on U.S. Treasury securities which provide for

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

periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
   A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will segregate with a custodian liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
   The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The series also will incur transaction costs in effecting short sales.

   The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

   Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
   The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
   Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

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SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE BACKED SECURITIES
   Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
   Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

   Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor's or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
   The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

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

TIME DEPOSITS
   Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
   Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
   Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
   The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate, if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be deposited in a segregated account with the series' custodian bank. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

   Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS
   The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

   Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield

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

spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the adviser, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES
   The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES
------------------------------------------------

   The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX-ABERDEEN INTERNATIONAL SERIES
   The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

   This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

   The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

PHOENIX-ABERDEEN NEW ASIA SERIES
   The Phoenix-Aberdeen New Asia Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

   This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-AIM MID-CAP EQUITY SERIES
   To the extent that the Phoenix-AIM Mid-Cap Equity Series enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the series, after taking into account unrealized profits and unrealized losses on contracts it has entered into. This does not limit the percentage of the series assets at risk to 5%.

   The series will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the series' total assets. The series will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the series' total assets.

   The series does not currently intend to invest in inverse floating rate obligations, PIK bonds, private placements, privatizations, reset options, variable or floating rate securities, or "yield curve" options. The series does not invest in speculative bonds. The series also will not lend portfolio securities with a value of more than 33% of its assets. The series will not invest more than 25% of its net assets in REITS.

   The series may participate in the initial public offering ("IPO") market, and a portion of the series' returns could be attributable to its investments in IPOs, which would have a magnified impact due to the series' small asset base.

As the series' assets grow, it is probable that the effect of the series' investment in IPOs on its total returns will decline, which may reduce the series' total returns.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES
   The Phoenix-Alliance/Bernstein Growth + Value Series will not lend portfolio securities with a value of more than 30% of its assets. The series will not invest more than 25% of its net assets in REITS.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
   A shareholder in the Phoenix-Duff & Phelps Real Estate Securities Series should realize that by investing in REITs indirectly through the series, he will bear not only his proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

   The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
   The Phoenix-Engemann Capital Growth Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
   The Phoenix-Engemann Small & Mid-Cap Growth may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

   The series may also invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

PHOENIX-GOODWIN MONEY MARKET SERIES
   By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

   The value of the securities in the Phoenix-Goodwin Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix-Goodwin Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

   The Phoenix-Goodwin Money Market Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
   The Phoenix-Goodwin Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously-written call option. (See "Writing Covered Call Options.")

PHOENIX-HOLLISTER VALUE EQUITY SERIES
   The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

   The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

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

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
   The investment strategy of the Phoenix-J.P. Morgan Research Enhanced Index Series is to earn a total return modestly in excess of the total return performance of the S&P 500 (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500. The series is appropriate for investors who seek a modestly enhanced total return relative to that of large- and medium-sized U.S. companies typically represented in the S&P
500. The portfolio intends to invest in securities of approximately 325 issuers, which securities are rated by the series' subadvisor to have above-average expected returns.

   The series seeks to achieve its investment objective through fundamental analysis, systematic stock valuation and disciplined portfolio construction.

[diamond] Research: The subadvisors of the series -- more than 20 domestic equity analysts, each an industry specialist with an average of over 11 years experience, follow over 600 predominantly large- and medium-sized U.S. companies -- approximately 300 of which form the universe for the series' investments. A substantial majority of these companies are issuers of securities which are included in the S&P 500 Index. The analysts' research goal is to forecast normalized, longer-term earnings and dividends for the companies that they cover.

[diamond] Valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by solving for the rate of return that equates the company's current stock price to the present value of its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles; those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

[diamond] Stock selection: A diversified portfolio is constructed using disciplined buy and sell rules. Sector weightings will generally approximate those of the S&P 500. The series will normally be principally comprised, based on the dividend discount model, of stocks in the first 4 quintiles. Finally, the series holds a large number of stocks to enhance its diversification.

   Characteristics such as trust interests, limited partnership interests, preferred stocks, warrants, rights and securities convertible into common stock. The series' primary equity investments will be the common stock of large- and medium-sized U.S. companies with market capitalization above $1 billion. Such securities will be listed on a national securities exchange or traded in the over-the-counter market. The series may invest in similar securities of foreign corporations, provided that the securities of such corporations are included in the S&P 500. The series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

   The series intends to manage its portfolio actively in pursuit of its investment objective. Since the series has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective.

PHOENIX-JANUS CORE EQUITY SERIES (FORMERLY, "PHOENIX-
JANUS EQUITY INCOME SERIES")
   The Phoenix-Janus Core Equity Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-JANUS FLEXIBLE INCOME SERIES
   The Phoenix-Janus Flexible Income Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-JANUS GROWTH SERIES
   The Phoenix-Janus Growth Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES
   The Phoenix-MFS Investors Growth Stock Series does not invest in Brady bonds, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, warrants, PIK bonds, reset options, reverse repurchase agreements, short sales against the box, speculative bonds, stripped mortgage-backed securities, swap agreements, "yield curve" options, or zero and deferred coupon debt securities. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS INVESTORS TRUST SERIES
   The Phoenix-MFS Investors Trust Series does not invest in Brady bonds, corporate asset-backed securities, dollar denominated foreign debt securities, indexed securities, inverse floating rate obligations, mortgage-backed securities, options, reset options, reverse repurchase agreements, speculative bonds, stripped mortgage-backed securities, swap agreements, or "yield curve" options. The series will not lend portfolio securities with a value of more than 30% of its assets, and does not purchase loans or other direct indebtedness.

PHOENIX-MFS VALUE SERIES
   The Phoenix-MFS Value Series does not invest in inverse floating rate obligations, reverse repurchase agreements, or short sales against the box. The series will not lend portfolio securities with a value of more than 30% of its assets.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
   The Phoenix-Morgan Stanley Focus Equity series may enter into financial futures contracts for non-hedging purposes to further the series' investment objective and enhance returns. The series, however, will not use financial futures contracts or other derivative products in a manner that creates leverage, except to the extent expressly permitted by the series' investment policies. The Phoenix-Morgan Stanley Focus Equity Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

   A futures contract for the receipt of a debt obligation will be offset by any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily and held in a segregated account with the custodian bank for the series in an amount sufficient to cover the cost of purchasing the obligation.

   The Phoenix-Morgan Stanley Focus Equity Series may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes.

   The Phoenix-Morgan Stanley Focus Equity Series may use structured notes. These are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

   Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The series will use Structured Notes to tailor its investments to the specific risks and returns the subadvisor wishes to accept while avoiding or reducing certain other risks.

PHOENIX-OAKHURST BALANCED SERIES
   Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Balanced Series' total assets.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
   The Phoenix-Oakhurst Growth and Income Series intends to invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
   Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
   Market Segment Investments. The Phoenix-Oakhurst Strategic Allocation Series seeks to achieve its investment objective by investing in the 3 market segments of stocks, bonds and money market instruments described below.

[diamond]  STOCK--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

[diamond]  BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

   o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

   o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

   o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix-Oakhurst Strategic Allocation Series' total assets;

   o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

   o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix-Oakhurst Strategic Allocation Series' total assets.

[diamond]  MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

   o those money market instruments described in this Statement of Additional Information; and

   o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

   Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

   In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix-Oakhurst Strategic Allocation Series may enter into financial futures and options contracts.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
   The Phoenix-Sanford Bernstein Global Value Series may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

PHOENIX-SENECA STRATEGIC THEME SERIES
   The Phoenix-Seneca Strategic Theme Series may use financial futures contracts and related options to hedge against changes in the market value of the portfolio securities which it intends to purchase.

   The Phoenix-Seneca Strategic Theme Series intends to invest up to 5% of its respective net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

INVESTMENT RESTRICTIONS
-----------------------

   The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from the policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.

   Restriction 8 does not affect the ability of each series to enter into foreign currency transactions.

   (1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

       This restriction does not apply to the Phoenix-Deutsche Dow 30, Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Duff & Phelps Real Estate Securities or Phoenix-Morgan Stanley Focus Equity Series.

   (2) A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).
                                       24

       This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities Series, Phoenix-Deutsche Dow 30, Phoenix-Deutsche
       Nasdaq-100 Index(R) or Phoenix-Morgan Stanley Focus Equity Series.

       In addition, the Phoenix-Goodwin Money Market Series and Phoenix-Oakhurst Strategic Allocation Series may invest more than 25% of their assets in the banking industry.

   (3) A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

   (4) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

   (5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

   (6) A series may not purchase or sell real estate, except that a series may
       (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
       (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

   (7) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

   (8) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
------------------

   The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix-Goodwin Money Market Series) are set forth under "Financial Highlights" in the prospectus. There are no financial highlights for the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix-MFS Value Series because these series are new. The portfolio turnover rates for the Phoenix-Deutsche Nasdaq-100 Index(R), Phoenix-Engemann Small & Mid-Cap Growth, Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series are for less than a full year.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

   The business and affairs of the Fund are supervised by the Board of Trustees under the laws of The Commonwealth of Massachusetts and the Declaration of Trust. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below.

NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
Frank M. Ellmer, CPA                 Trustee                      Retired; previously Audit Partner at Ernst & Young, LLP from
704 SW Lake Charles Circle                                        1978-1999.
Port St. Lucie, FL 34986
Birth date: 4/11/40

John A. Fabian                       Trustee                      Retired; previously Executive Vice President of Phoenix Home
497 Hensler Lane                                                  Life Mutual Insurance Company (1992-1994).
Oradell, NJ 07649
Birth date: 2/5/34

Roger A. Gelfenbien                  Trustee                      Retired; previously Managing Partner of Andersen Consulting (now
37 Stonegate Drive                                                Accenture) from 1989-1999.
Wethersfield, CT 06109
Birth date: 5/14/43

Eunice S. Groark                     Trustee                      Self-employed (1995-present); Columnist, Manchester Connecticut
35 Saddle Ridge Drive                                             Journal Inquirer (1995-2000); Visiting Professor, Wesleyan
Bloomfield, CT 06002                                              University (1997-1999).
Birth date: 2/1/38

Frank E. Grzelecki                   Trustee                      Retired; previously Managing Director, Saugatuck Associates,
312 Greenley Road                                                 Inc. (1999-2000); Vice Chairman, (1997-1998), President/Chief
New Canaan, CT 06840                                              Operating Officer (1992-1997), Handy & Harman.
Birth date: 6/19/37

John R. Mallin                       Trustee                      Partner/Attorney, Cummings & Lockwood (1996-present).
Cummings & Lockwood
Cityplace I
Hartford, CT 06103
Birth date: 7/28/50

Timothy P. Shriver                   Trustee                      President and Chief Executive Officer, Special Olympics, Inc.
Special Olympics, Inc.                                            (1996-present).
1325 G Street, N.W. #500
Washington, D.C. 20005
Birth date: 8/29/59

Simon Y. Tan*                        Trustee, President           Various positions, including Executive Vice President, Phoenix
One American Row                                                  Life Insurance Company (1982-present).  Director (1996-present)
Hartford, CT 06102                                                Phoenix-Aberdeen International Advisors, LLC.  Director and
Birth date: 2/17/52                                               President (1999-present) Phoenix Variable Advisors, Inc.

Dona D. Young*                       Trustee                      Various positions, including President and Chief Operating
One American Row                                                  Officer of Phoenix Life Insurance Company. (1980-present).
Hartford, CT 06102
Birth date: 1/8/54


NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
J. Roger Engemann                    Senior Vice President        President and Director Roger Engemann & Associates, Inc. since
600 North Rosemead Blvd                                           1969. President and Director, Pasadena Capital Corporation
Pasadena, CA 91107                                                (1988-present) and Roger Engemann Management Co., Inc.
Birth date: 10/07/40                                              (1985-present). Chairman, President and Trustee (1986-present)
                                                                  Phoenix-Engemann Funds; Managing Director (1998-2001) Phoenix
                                                                  Investment Counsel, Inc.; Senior Vice President (1998-present)
                                                                  Phoenix Series Fund; Senior Vice President (1998-2001) Phoenix
                                                                  Strategic Equity Series Fund.

Michael J. Gilotti                   Executive Vice President     Senior Vice President, Phoenix Life Insurance Company
One American Row                                                  (1999-present); Director (2000-present), Phoenix Variable
Hartford, CT 06102                                                Advisors, Inc.; Vice President Bank and Broker/Dealer Markets,
Birth date: 05/25/47                                              Aetna Retirement Services (1994-1999).

Michael E. Haylon                    Executive Vice President     Director and Executive Vice President, Investment, Phoenix
56 Prospect Street                                                Investment Partners, Ltd. (1995-present); Director (since 1994)
Hartford, CT 06115                                                and President (since 1995), Phoenix Investment Counsel, Inc.;
Birth date: 12/18/57                                              Director (since 1995), Phoenix Equity Planning Corp.; President
                                                                  (since June 2000) PXP Securities Corp.; Executive Vice President
                                                                  (since 1996); Duff & Phelps Investment Management Co.; Executive
                                                                  Vice President (since 1999) Phoenix/Zweig Advisors LLC and Euclid
                                                                  Advisors LLC. Director (1996 - present) Phoenix-Aberdeen
                                                                  International Advisors, LLC.; Executive Vice President,
                                                                  Phoenix Funds (1993-present); Phoenix-Aberdeen Series Fund
                                                                  (1996-present) and Phoenix-Seneca Funds (2000-present). Executive
                                                                  Vice President (1997-present), Vice President (1996-1997),
                                                                  Phoenix-Duff & Phelps Institutional Mutual Funds.

Gail P. Seneca                       Senior Vice President        President and Chief Executive and Investment Officer, Seneca
909 Montgomery Street                                             Capital Management LLC (1996-present).  Managing Director,
San Francisco, CA 94133                                           Equities, Phoenix Investment Counsel, Inc. (1998-present).
Birth date: 03/07/53                                              President and Trustee (1996-present), Phoenix-Seneca Funds.
                                                                  Managing General Partner and Chief Executive and Investment
                                                                  Officer, GMG/Seneca Capital Management LP (1989-present). Senior
                                                                  Vice President, Phoenix Multi-Portfolio Fund (1998-present),
                                                                  Phoenix Duff & Phelps Institutional Mutual Funds (1999-present)
                                                                  and Phoenix Strategic Equity Series Fund (1998-present).
                                                                  General Partner, Genesis Merchant Group LP (1990-1996).
                                                                  President, GenCap, Inc. (1994-present).


NAME AND ADDRESS                     POSITION(S) WITH THE FUND    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------                     -------------------------    -------------------------------------------
James D. Wehr                        Senior Vice President        Senior Vice President, Fixed Income (1998-present), Managing
56 Prospect Street                                                Director (1996-1998), Fixed Income, Vice President (1991-1996),
Hartford, CT 06115                                                Phoenix Investment Counsel, Inc. Senior Vice President
Birth date: 05/17/57                                              (1997-present), Vice President (1988-1997), Phoenix Multi-
                                                                  Portfolio Fund; Senior Vice President (1997-present), Vice
                                                                  President (1990-1997), Phoenix Series Fund; Senior Vice President
                                                                  (1997-present), Vice President (1993-1997) Phoenix-Goodwin
                                                                  California Tax Exempt Bond Fund and Senior Vice President
                                                                  (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                                  Institutional Mutual Funds. Senior Vice President (1997-present),
                                                                  Phoenix-Goodwin Multi-Sector Fixed Income Fund, Phoenix-Goodwin
                                                                  Multi-Sector Short Term Bond Fund, Phoenix-Oakhurst Income &
                                                                  Growth Fund and Phoenix-Oakhurst Strategic Allocation Fund. Senior
                                                                  Vice President and Chief Investment Officer, Duff & Phelps
                                                                  Utilities Tax Free Income, Inc. (1997-present). Vice President
                                                                  (1996-present) Duff & Phelps Investment Manager Co.

Hugh Young                           Senior Vice President        Senior Vice President, Phoenix-Aberdeen Series Fund
Aberdeen Asset Managers LTD                                       (1996-present); Director, Phoenix-Aberdeen International
88A Circular Road                                                 Advisors, LLC; Far East Investment Director, Aberdeen Asset
Singapore 049439                                                  Management Asia Limited (1988-present); Managing Director,
Birth date: 05/21/58                                              Aberdeen Asset Management Asia Limited (1992-present); Managing
                                                                  Director, Aberdeen Asset Management plc (1991-present); Managing
                                                                  Director, Aberdeen International Fund Managers Limited
                                                                  (2000-present); Director, Aberdeen Asset Management and Aberdeen
                                                                  Asset Managers (CI) Limited (2001 to present); Director, Abtrust
                                                                  Asian Smaller Companies Investment Trust plc (1995-present);
                                                                  Abtrust New Dawn Investment Trust plc (1989-present); Abtrust
                                                                  Emerging Asia Investment Trust Limited (1990-present); JF
                                                                  Philippine Fund Inc. and Apollo Tiger; President, Aberdeen
                                                                  Asia-Pacific Income Fund, Inc. (2001-present); Director and
                                                                  President, Aberdeen Australia Equity Fund, Inc. and Aberdeen
                                                                  Commonwealth Income Fund, Inc. (2001-present).

Nancy G. Curtiss                     Treasurer                    Treasurer, Phoenix funds (1994-present), Phoenix Duff & Phelps
56 Prospect Street                                                Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
Hartford, CT  06115                                               Series Fund (1996-present) and Phoenix-Seneca Funds
Birth date: 11/24/52                                              (2000-present). Vice President, Fund Accounting (1994-2000) and
                                                                  Treasurer (1996-2000), Phoenix Equity Planning Corporation.

Richard J. Wirth                     Vice President, Secretary    Counsel, Phoenix Life Insurance Company (1993-present).
One American Row                     and Counsel
Hartford, CT 06102
Birth date: 11/14/58


----------------
* Trustees identified with an asterisk are considered to be "interested persons" of the Fund within the meaning of the definition set forth in
   Section 2(a)(19) of the 1940 Act.

   None of the Trustees or officers directly own shares of the Fund. As of September 30, 2001, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

   Eunice S. Groark, John R. Mallin and Frank M. Ellmer serve as members of the Executive Committee of the Board of Trustees. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it.

COMPENSATION TABLE
   Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. The Trustees received the following compensation from the Fund for the year ended December 31, 2000:

   ======================================================
                              AGGREGATE COMPENSATION
           NAME                      FROM FUND
           ----                      ---------
   ======================================================
    Frank M. Ellmer                   $28,000
   ------------------------------------------------------
    John A. Fabian                    $30,000
   ------------------------------------------------------
    Roger A. Gelfenbien                $5,000
   ------------------------------------------------------
    Eunice S. Groark                  $22,000
   ------------------------------------------------------
    Frank E. Grzelecki                 $5,000
   ------------------------------------------------------
    John R. Mallin                    $28,000
   ------------------------------------------------------
    Timothy P. Shriver                $16,000
   ------------------------------------------------------
    Simon Y. Tan                           $0
   ------------------------------------------------------
    Dona D. Young                          $0
   ======================================================

DESCRIPTION OF SHARES
   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
   Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

CONTROL PERSONS
   The shares of each of the series are owned by one or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products. The table below shows the percentage ownership of each series held by each separate or general account as of September 30, 2001.


===================================================================================================================================
                                                                                                             PHOENIX LIFE & ANNUITY
                                         PHOENIX LIFE VARIABLE  PHOENIX LIFE VARIABLE       PHL VARIABLE        VARIABLE UNIVERSAL
                   SERIES                ACCUMULATION ACCOUNT   UNIVERSAL LIFE ACCOUNT  ACCUMULATION ACCOUNT       LIFE ACCOUNT
===================================================================================================================================
Phoenix-Aberdeen International                    45.8%                30.7%                   23.5%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                         31.8%                26.6%                   41.3%                  0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30                           53.7%                11.3%                   34.9%                  0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)              55.9%                19.0%                   22.8%                  2.3%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities      33.4%                21.3%                   45.3%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                   52.1%                28.1%                   19.9%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                      30.2%                25.0%                   44.7%                  0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth           37.5%                10.9%                   51.5%                  0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond            52.6%                 6.2%                   41.2%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                      34.0%                30.9%                   34.9%                  0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income         43.4%                18.0%                   38.6%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                    28.7%                24.4%                   46.7%                  0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index       28.9%                35.7%                   35.3%                  0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity                         31.5%                15.7%                   52.1%                  0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                     43.7%                 6.4%                   49.3%                  0.6%
===================================================================================================================================


===================================================================================================================================
                                                                                                             PHOENIX LIFE & ANNUITY
                                         PHOENIX LIFE VARIABLE  PHOENIX LIFE VARIABLE       PHL VARIABLE        VARIABLE UNIVERSAL
                   SERIES                ACCUMULATION ACCOUNT   UNIVERSAL LIFE ACCOUNT  ACCUMULATION ACCOUNT       LIFE ACCOUNT
===================================================================================================================================
Phoenix-Janus Growth                              27.6%                19.4%                   52.7%                  0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity               49.6%                10.3%                   40.1%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                         58.3%                14.9%                   26.7%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                  26.8%                17.1%                   56.1%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation             62.3%                18.3%                   19.3%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value            85.2%                 3.8%                   10.9%                  0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value           33.2%                27.8%                   38.8%                  0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Equity  46.8%                13.3%                   39.4%                  0.5%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                     31.2%                21.0%                   47.7%                  0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                    36.1%                20.3%                   43.5%                  0.1%
====================================================================================================================================

   PHL Variable Insurance Company and Phoenix Life and Annuity Company are indirect, wholly-owned subsidiaries of Phoenix. No shares are held by any advisor or subadvisor of the Fund.

THE INVESTMENT ADVISORS AND SUBADVISORS
-----------------------------------------

THE INVESTMENT ADVISORS
   The Fund has entered into Investment Advisory Agreements (each an
"Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Duff & Phelps Investment Management Co., and Phoenix-Aberdeen International Advisors, LLC (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

   The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

   The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
   Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:

o  Phoenix-Aberdeen International Series
o  Phoenix-Engemann Capital Growth Series
o  Phoenix-Engemann Nifty Fifty Series
o  Phoenix-Engemann Small & Mid-Cap Growth Series
o  Phoenix-Goodman Money Market Series
o  Phoenix-Goodman Multi-Sector Fixed Income Series
o  Phoenix-Hollister Value Equity Series
o  Phoenix-Oakhurst Balanced Series
o  Phoenix-Oakhurst Growth and Income Series
o  Phoenix-Oakhurst Strategic Allocation Series
o  Phoenix-Seneca Mid-Cap Growth Series
o  Phoenix-Seneca Strategic Theme Series

   The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

=======================================================================
                                                     RATE FOR EXCESS
                     RATE FOR FIRST   RATE FOR NEXT       OVER
SERIES                $250,000,000    $250,000,000    $500,000,000
------                ------------    ------------    ------------
=======================================================================
Phoenix-Aberdeen
International             .75%            .70%            .65%
-----------------------------------------------------------------------
Phoenix-Engemann
Capital Growth            .70%            .65%            .60%
-----------------------------------------------------------------------
Phoenix-Engemann
Nifty Fifty               .90%            .80%            .70%
-----------------------------------------------------------------------
Phoenix-Goodwin Money
Market                    .40%            .35%            .30%
-----------------------------------------------------------------------
Phoenix-Goodwin
Multi-Sector Fixed
Income                    .50%            .45%            .40%
-----------------------------------------------------------------------
Phoenix-Hollister
Value Equity              .70%            .65%            .60%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                     RATE FOR EXCESS
                     RATE FOR FIRST   RATE FOR NEXT       OVER
SERIES                $250,000,000    $250,000,000    $500,000,000
------                ------------    ------------    ------------
=======================================================================

Phoenix-Oakhurst
Balanced                  .55%            .50%            .45%
-----------------------------------------------------------------------
Phoenix-Oakhurst
Growth and Income         .70%            .65%            .60%
-----------------------------------------------------------------------
Phoenix-Oakhurst
Strategic Allocation      .60%            .55%            .50%
-----------------------------------------------------------------------
Phoenix-Seneca
Strategic Theme           .75%            .70%            .65%
=======================================================================

===================================================
SERIES                                      RATE
===================================================
Phoenix-Engemann Small & Mid-Cap Growth     .90%
---------------------------------------------------
Phoenix-Seneca Mid-Cap Growth               .80%
===================================================

   PIC has been an investment advisor for over sixty years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. PIC also is a subadvisor to the Phoenix-Aberdeen New Asia Series. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("PEPCO"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2001, PIC had approximately $23.9 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
   Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

o  Phoenix-AIM Mid-Cap Equity Series
o  Phoenix-Alliance/Bernstein Growth + Value Series
o  Phoenix-Deutsche Dow 30 Series
o  Phoenix-Deutsche NASDAQ-100 Index(R) Series
o  Phoenix-Federated U.S. Government Bond Series
o  Phoenix-J.P. Morgan Research Enhanced Index Series
o  Phoenix-Janus Core Equity Series
o  Phoenix-Janus Flexible Income Series
o  Phoenix-Janus Growth Series
o  Phoenix-MFS Investors Growth Stock Series
o  Phoenix-MFS Investors Trust Series
o  Phoenix-MFS Value Series
o  Phoenix-Morgan Stanley Focus Equity Series
o  Phoenix-Sanford Bernstein Global Value Series
o  Phoenix-Sanford Bernstein Mid-Cap Value Series
o  Phoenix-Sanford Bernstein Small-Cap Value Series

   The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below.

===================================================
SERIES                                      RATE
===================================================
Phoenix-AIM Mid-Cap Equity                  .85%
---------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value   .85%
---------------------------------------------------
Phoenix-Deutsche Dow 30                     .35%
---------------------------------------------------
Phoenix- Deutsche Nasdaq-100 Index(R)       .35%
---------------------------------------------------
Phoenix-Federated U.S. Government Bond      .60%
---------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index .45%
---------------------------------------------------
Phoenix-Janus Core Equity                   .85%
---------------------------------------------------
Phoenix-Janus Flexible Income               .80%
---------------------------------------------------
Phoenix-Janus Growth                        .85%
---------------------------------------------------
Phoenix-MFS Investors Growth Stock          .75%
---------------------------------------------------
Phoenix-MFS Investors Trust                 .75%
---------------------------------------------------
Phoenix-MFS Value                           .75%
---------------------------------------------------
Phoenix-Morgan Stanley Focus Equity         .85%
---------------------------------------------------
Phoenix-Sanford Bernstein Global Value      .90%
---------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value    1.05%
---------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value  1.05%
===================================================

   PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA, an indirect, wholly-owned subsidiary of Phoenix, was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. This remains PVA's sole business activity. As of June 30, 2001, PVA has approximately $318.3 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
   Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series.

   The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

=======================================================================
                                                     RATE FOR EXCESS
                     RATE FOR FIRST   RATE FOR NEXT        OVER
SERIES               $1,000,000,000   1,000,000,000   2,000,000,000
=======================================================================
Phoenix-Duff &
Phelps Real Estate        .75%            .70%             .65%
Securities
=======================================================================

    DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. As of June 30, 2001, DPIM had approximately $7.3 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
   Phoenix-Aberdeen International Advisors, LLC ("PAIA") is the investment advisor to the Phoenix-Aberdeen New Asia Series.

   The Fund pays PAIA, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below.

===================================================
SERIES                                      RATE
===================================================
Phoenix-Aberdeen New Asia                 1.00%
===================================================

   PAIA also serves as an investment advisor to other funds. PAIA is a Delaware limited liability company formed in 1996 and jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of June 30, 2001, PAIA had approximately $50.9 million in assets under management. PAIA's offices are located at One American Row, Hartford, Connecticut 06102.

EXPENSE REIMBURSEMENT ARRANGEMENTS
   The advisors have agreed to reimburse the Fund for certain operating expenses for all series. For the year ended December 31, 2001, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time thereafter.

=========================================================================
                                                      MAXIMUM OPERATING
SERIES                                                     EXPENSE
=========================================================================
Phoenix-Aberdeen International                              .40%
-------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                                   .25%
-------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity                                  .20%
-------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value                   .20%
-------------------------------------------------------------------------
Phoenix-Deutsche Dow 30                                     .15%
-------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index                           .15%
-------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                .25%
-------------------------------------------------------------------------
Phoenix-Engemann Capital Growth                             .15%
-------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                                .15%
-------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth                     .25%
-------------------------------------------------------------------------
Phoenix-Federated U.S Government Bond                       .25%
-------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                .15%
-------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                   .15%
-------------------------------------------------------------------------
Phoenix-Hollister Value Equity                              .15%
-------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index                 .10%
-------------------------------------------------------------------------
Phoenix-Janus Core Equity                                   .15%
-------------------------------------------------------------------------
Phoenix-Janus Flexible Income                               .15%
-------------------------------------------------------------------------
Phoenix-Janus Growth                                        .15%
-------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock                          .20%
-------------------------------------------------------------------------
Phoenix-MFS Investors Trust                                 .20%
-------------------------------------------------------------------------
Phoenix MFS Value                                           .20%
-------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                         .15%
-------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                                   .15%
-------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income                            .15%
-------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation                       .15%
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value                      .15%
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                     .15%
-------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value                   .15%
-------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                               .25%
-------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme                              .25%
=========================================================================

   For the calendar year ending December 31, 2002, the portion of these expenses paid by each series is expected to increase by 0.05%, except for the Phoenix-Aberdeen International, Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-Federated U.S. Government Bond, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust, and Phoenix MFS Value Series.

   The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (including the advisor's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

   The Agreements also provide that all costs and expenses not specifically enumerated as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

The advisors were compensated for the last three calendar years as follows:

=================================================================
                                COMPENSATION FOR THE YEAR ENDED
                                          DECEMBER 31,
      ADVISORS                  2000          1999         1998
=================================================================
Duff & Phelps Investment
Management Company            $ 222,041    $ 224,670   $ 350,294
-----------------------------------------------------------------
Phoenix-Aberdeen
International Advisor, LLC       48,551       39,395      28,115
-----------------------------------------------------------------
Phoenix Investment
Counsel, Inc.                21,356,000   19,654,852  17,990,609
-----------------------------------------------------------------
Phoenix Variable Advisors,
LLC                             626,860       28,115         N/A
=================================================================

THE SUBADVISORS
   PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

   ABERDEEN FUND MANAGERS, INC.
   PAIA has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen

New Asia Series. PAIA has also engaged PIC to implement domestic cash management for this series. Aberdeen provides all other day-to-day investment operations for the series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to the series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

===================================================
SERIES                                      RATE
===================================================
Phoenix-Aberdeen New Asia Series            .40%
===================================================

   PIC has engaged Aberdeen as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

===============================================================
SERIES                       RATE       BREAKPOINT ASSETS
===============================================================
                            .375%      On first $250 million
                         --------------------------------------
Phoenix-Aberdeen            .350%      On next $250 million
                         --------------------------------------
International Series        .325%      On excess
---------------------------------------------------------------

   Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly-owned subsidiaries for implementing certain portfolio transactions and for provided research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates, Aberdeen Fund Managers Ltd. and Aberdeen Asset Management Asia Limited for which such entities shall be paid a fee by Aberdeen. Aberdeen and Aberdeen Asset Management Asia Limited have executed an investment management agreement for the Phoenix-Aberdeen New Asia Series. Aberdeen Asset Management Asia Limited executes far east portfolio management on behalf of Aberdeen.

   Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 300 S.E. 2nd Street, Suite 820, Fort Lauderdale, Florida 33304. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Aberdeen, Scotland; London; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 2001, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $46.6 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

A I M CAPITAL MANAGEMENT, INC.
   Pursuant to a subadvisory agreement between PVA and A I M Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to the Phoenix-AIM Mid-Cap Equity Series. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of the average daily net assets of the series as follows:

===============================================================
SERIES                                           RATE
===============================================================
Phoenix-AIM Mid-Cap Equity Series                0.50%
===============================================================

   AIM is an indirect, wholly-owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 135 mutual funds and separate accounts which total approximately $171 billion in assets as of June 30, 2001. AIM's principal offices are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

   ALLIANCE CAPITAL MANAGEMENT L.P.
   Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to the Phoenix-Alliance/Bernstein Growth + Value Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

===============================================================
SERIES                                              RATE
===============================================================
Phoenix-Alliance/Bernstein Growth + Value Series    0.50%
===============================================================

   After December 31, 2002, the monthly fee payable to Alliance will be based on an annual percentage of the average daily net assets of the series as indicated in the following table:

   ===============================================================
   RATE                       BREAKPOINT ASSETS
   ===============================================================
   0.90%                      On first $20 million
   ---------------------------------------------------------------
   0.75%                      On next $20 million
   ---------------------------------------------------------------
   0.60%                      On next $20 million
   ---------------------------------------------------------------
   0.40%                      On next $40 million
   ---------------------------------------------------------------
   0.30%                      On excess
   ===============================================================

   Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:

==================================================================
SERIES                       RATE     BREAKPOINT ASSETS
==================================================================
                             .65%     On first $25 million
                            -----------------------------------
                             .50%     On next $25 million
Phoenix-Sanford Bernstein   -----------------------------------
Global Value                 .45%     On next $25 million
                            -----------------------------------
                             .40%     On next $100 million
                            -----------------------------------
                             .30%     On excess
==================================================================

==================================================================
SERIES                       RATE     BREAKPOINT ASSETS
==================================================================
Phoenix-Sanford Bernstein    .80%     On first $25 million
Mid-Cap Value
                            -----------------------------------
                             .60%     On excess
==================================================================


==================================================================
SERIES                       RATE     BREAKPOINT ASSETS
==================================================================
                              1.00%(1) On first $10 million
Phoenix-Sanford Bernstein    -----------------------------------
Small-Cap Value               .875%    On next $10 million
                             -----------------------------------
                              .75%     On excess
==================================================================
(1) The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small Cap Value Series is 0.80% of average daily net assets.

   Alliance is a leading international investment advisor supervising client accounts with assets as of June 30, 2001 totaling approximately $465 billion. The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

   As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. in the form of units ("Alliance Holding Units"), and Alliance. As of June 30, 2001, AXA Financial, together with ACMC and certain of its other wholly-owned subsidiaries, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

   DEUTSCHE ASSET MANAGEMENT, INC.
   Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Deutsche Trust Dow 30 and Phoenix-Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each series) based on an annual percentage of the average daily net assets of the series as follows:

==================================================================
SERIES                                    RATE
==================================================================
Phoenix-Deutsche Dow 30                    .10%
------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R)       .10%
==================================================================

   DAMI, a Delaware banking corporation, is a wholly-owned, indirect subsidiary of Deutsche Bank AG, and has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. DAMI formally assumed responsibility for managing the series from Bankers Trust Company on May 1, 2001. No change of actual control or management occurred as a result of this corporate restructuring. As of June 30, 2001, DAMI had over $18 billion in assets under management globally; and in the U.S., DAMI is responsible for over $15.8 billion in client assets. DAMI's principal offices are located at 130 Liberty Street, New York, New York 10006.

   ROGER ENGEMANN & ASSOCIATES, INC.
   Pursuant to a subadvisory agreement between the Fund, PIC and Roger Engemann & Associates ("Engemann") with respect to the Phoenix-Engemann Nifty Fifty Series, and pursuant to subadvisory agreements between PIC and Engemann with respect to the Phoenix-Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth Series, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann based on an annual percentage of the average daily net assets of the series as follows:

======================================================================
SERIES                          RATE        BREAKPOINT ASSETS
======================================================================
                                .45%        On first $250 million
                              ----------------------------------------
Phoenix-Engemann Nifty Fifty    .40%        On next $250 million
                              ----------------------------------------
                                .35%        On excess
======================================================================

======================================================================
SERIES                              RATE        BREAKPOINT ASSETS
======================================================================
                                    .10%        On first $3 billion
Phoenix-Engemann Capital Growth  -------------------------------------
                                    .30%        On excess
======================================================================

======================================================================
SERIES                                         RATE
======================================================================
Phoenix-Engemann Small & Mid-Cap Growth        .45%
======================================================================

   Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation, which is a wholly-owned subsidiary of PXP. Engemann has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Engemann also serves as investment advisor to the Phoenix-Engemann Funds. As of June 30, 2001, Engemann had approximately $6.5 billion in assets under management. Engemann's principal place of business is located at 600 North Rosemead Blvd., Pasadena, California 91107-2101.

   FEDERATED INVESTMENT MANAGEMENT COMPANY
   Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Federated U.S. Government Bond Series. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of the series as follows:

======================================================================
SERIES                              RATE        BREAKPOINT ASSETS
======================================================================
                                    .30%        On first $25 million
                                 -------------------------------------
                                    .25%        On next $25 million
Phoenix-Federated U.S.           -------------------------------------
Government Bond                     .20%        On next $50 million
                                 -------------------------------------
                                 negotiable     On excess
======================================================================

   Federated, a Delaware business trust, is a wholly-owned subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors Inc. advise approximately 105 mutual funds and separate accounts which total approximately $160.7 billion in assets as of June 30, 2001. Federated's principal offices are located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

   J.P. MORGAN INVESTMENT MANAGEMENT INC.
   Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-J.P. Morgan Research Enhanced Index Series. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of the series as follows:

======================================================================
SERIES                              RATE        BREAKPOINT ASSETS
======================================================================
Phoenix- J.P. Morgan Research       .25%        On first $100 million
Enhanced Index                   -------------------------------------
                                    .20%        On excess
======================================================================

   J.P. Morgan, founded in 1984, is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan presently serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. As of June 30, 2001, J.P. Morgan and it affiliates had over $600 billion in assets under management. J.P. Morgan's principal place of business is located at 522 Fifth Avenue, New York, New York 10036.

   JANUS CAPITAL CORPORATION
   Pursuant to a subadvisory agreement between PVA and Janus Capital Corporation ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Janus Core Equity, Phoenix-Janus Flexible Income and Phoenix-Janus Growth Series. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of the series (calculated separately, not in the aggregate) as follows:

======================================================================
SERIES                              RATE        BREAKPOINT ASSETS
======================================================================
Phoenix-Janus Core Equity           .55%        On first $100 million
                                 -------------------------------------
Phoenix-Janus Flexible Income       .50%        On next $400 million
                                 -------------------------------------
Phoenix-Janus Growth                .45%        On excess
======================================================================

   Janus began serving as an investment advisor to an investment company in 1970 and currently serves as investment advisor to all of the Janus retail funds, acts as subadvisor for a number of private label mutual funds and provides separate account advisory services for institutional accounts. Stillwell Financial, Inc. ("Stilwell") owns approximately 91.6% of the outstanding voting stock of Janus. Stilwell is a publicly-traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus, owns approximately 6.2% of Janus' voting stock and, by agreement with Stilwell, selects at least a majority of Janus' Board, subject to the approval of Stilwell, which Stilwell cannot unreasonably withhold. On October 3, 2001, Mr. Bailey exercised certain rights under a stock purchase agreement with Stilwell to sell his remaining stake in Janus to Stilwell. This will terminate his rights with respect to the Janus Board. As of June 30, 2001, Janus had $210.5 billion under management. Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

MFS INVESTMENT MANAGEMENT
   Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, and Phoenix-MFS Value Series. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of the series as follows:

======================================================================
SERIES                                RATE       BREAKPOINT ASSETS
======================================================================
Phoenix-MFS Investors Growth          .375%      On first $500 million
                                 -------------------------------------
 Stock Series                         .35%       On next $400 million
                                 -------------------------------------
Phoenix-MFS Investors Trust Series    .325%      On next $600 million
                                 -------------------------------------
Phoenix-MFS Value Series              .25%       On excess
======================================================================

   MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $141 billion as of December 31, 2000. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

    Massachusetts Financial Services Company, Inc. is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, wholly-owned subsidiary of Sun Life Assurance Company of Canada.

   MORGAN STANLEY ASSET MANAGEMENT
   Pursuant to a subadvisory agreement between PVA and Morgan Stanley Asset Management ("MSAM"), MSAM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Morgan Stanley Focus Equity Series. For the services provided, PVA pays a monthly fee to MSAM based on an annual percentage of the average daily net assets of the series as follows:

======================================================================
SERIES                                RATE       BREAKPOINT ASSETS
======================================================================
                                      .55%       On first $150 million
Phoenix- Morgan Stanley           -------------------------------------
Focus Equity                          .45%       On next $150 million
                                  -------------------------------------
                                      .40%       On excess
======================================================================

   Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Investment Management Inc., but continues to do business in certain instances using the name Morgan Stanley Asset Management. MSAM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("Morgan Stanley") is the direct parent of MSAM. Morgan Stanley is a global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of June 30, 2001, MSAM, together with its affiliated institutional and retail asset management entities, managed assets of approximately $432 billion, including assets under fiduciary advice. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020.

   PHOENIX INVESTMENT COUNSEL, INC.
   PAIA has engaged PIC as a subadvisor to the Phoenix-Aberdeen New Asia Series to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for the series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of the average daily net assets of the series as follows:

================================================
SERIES                                RATE
================================================
Phoenix-Aberdeen New Asia             .30%
================================================

   SENECA CAPITAL MANAGEMENT, LLC
   Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Phoenix-Seneca Mid-Cap Growth Series, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Phoenix-Seneca Strategic Theme Series, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Seneca Mid-Cap Growth and Phoenix-Seneca Strategic Theme Series. For the services provided, PIC pays a monthly fee to Seneca based on an annual percentage of the average daily net assets of the series as follows:

================================================
SERIES                                RATE
================================================
Phoenix-Seneca Mid-Cap Growth         .40%
================================================

======================================================================
SERIES                                RATE       BREAKPOINT ASSETS
======================================================================
                                      .100%      On first $201 million
                                 -------------------------------------
                                      .375%      On next  $799 million
Phoenix-Seneca Strategic Theme  -------------------------------------
                                      .350%      On next $1 billion
                                 -------------------------------------
                                      .325%      On excess
======================================================================

   PXP owns a majority interest in Seneca; the balance is owned by certain of its employees, including Gail Seneca, one of the portfolio management team leaders, and the former limited partners of GMG/Seneca Capital Management, LLC. Seneca (including its predecessor, GMG/Seneca Capital Management LP) has been an investment advisor since 1989, managing equity and fixed-income securities portfolios primarily for institutions and individuals. As of June 30, 2001, Seneca had approximately $13.7 billion in assets under management. Seneca's principal offices are located at 909 Montgomery St., San Francisco, California 94133.

SUBADVISOR COMPENSATION
   The subadvisors were compensated for the last three calendar years as follows:

=============================================================================
                                             COMPENSATION FOR THE YEAR ENDED
                                                       DECEMBER 31,
     SUBADVISORS                             2000        1999        1998
=============================================================================
Aberdeen Fund Managers, Inc.              $1,069,776   $1,010,212   $111,255
-----------------------------------------------------------------------------
Alliance Capital Management,
  L.P.                                        24,408          N/A        N/A
-----------------------------------------------------------------------------
Deutsche Asset Management,
  Inc.                                         4,913           78        N/A
-----------------------------------------------------------------------------
Federated Investment
  Management Company                          22,647          650        N/A
-----------------------------------------------------------------------------
J.P. Morgan Investment
  Management, Inc.                           306,609      261,940    121,194
-----------------------------------------------------------------------------
Janus Capital Corporation                    315,667        1,880        N/A
-----------------------------------------------------------------------------
Morgan Stanley Asset
  Management                                  34,047        1,063        N/A
-----------------------------------------------------------------------------
Phoenix Investment Counsel,
  Inc.                                        48,551       39,394     28,115
-----------------------------------------------------------------------------
Roger Engemann & Associates,
  Inc.                                     1,675,958    1,362,941     24,098
-----------------------------------------------------------------------------
Seneca Capital Management,
  LLC                                        373,540       44,468     15,506
-----------------------------------------------------------------------------
Schafer Capital Management,
  Inc.                                        65,671       73,461     37,759
=============================================================================

CUSTODIAN
--------------------------------------------------------------------------------

   The securities and cash of the series are held by custodians under the terms of a custodian agreement. The custodians are:

[diamond]  The Chase Manhattan Bank, N.A., located at 1 Chase Manhattan Plaza,
           Floor 13B, New York, NY 10081.

[diamond]  Brown Brothers Harriman & Co., located at 40 Water Street, Boston,
           Massachusetts 02109

[diamond]  State Street Bank and Trust Company, located at 1 Heritage Drive,
           P2N, North Quincy, Massachusetts 02171.

   The following tables list the custodians and the series for which they hold cash and securities:

   =============================================================================
   CHASE MANHATTAN BANK
   -----------------------------------------------------------------------------
   Phoenix-Engemann Capital Growth
   Phoenix-Goodwin Money Market
   Phoenix-Goodwin Multi-Sector Fixed Income
   Phoenix-Oakhurst Balanced
   Phoenix-Oakhurst Strategic Allocation
   Phoenix-Seneca Strategic Theme
   =============================================================================

   =============================================================================
   BROWN BROTHERS HARRIMAN & CO.
   -----------------------------------------------------------------------------
   Phoenix-Aberdeen International
   Phoenix-Aberdeen New Asia
   Phoenix-Sanford Bernstein Global Value
   =============================================================================

   =============================================================================
   STATE STREET BANK AND TRUST COMPANY
   -----------------------------------------------------------------------------
   Phoenix-AIM Mid-Cap Equity
   Phoenix-Alliance/Bernstein Growth + Value
   Phoenix-Deutsche Dow 30
   Phoenix-Deutsche Nasdaq-100 Index(R)
   Phoenix-Duff & Phelps Real Estate Securities
   Phoenix-Engemann Nifty Fifty
   Phoenix-Engemann Small & Mid-Cap Growth
   Phoenix-Federated U.S. Government Bond
   Phoenix-Hollister Value Equity
   Phoenix-J.P. Morgan Research Enhanced Index
   Phoenix-Janus Core Equity
   Phoenix-Janus Flexible Income
   Phoenix-Janus Growth
   Phoenix-MFS Investors Growth Stock
   Phoenix-MFS Investors Trust
   Phoenix-MFS Value
   Phoenix-Morgan Stanley Focus Equity
   Phoenix-Oakhurst Growth and Income
   Phoenix-Sanford Bernstein Mid-Cap Value
   Phoenix-Sanford Bernstein Small-Cap Value
   Phoenix-Seneca Mid-Cap Growth
   =============================================================================

    The Fund permits the custodians to deposit some or all of its securities in central depository systems as allowed by Federal law. The use of foreign custodians and foreign central depositories has been authorized by the Board of Trustees of the Fund if certain conditions are met.

FOREIGN CUSTODIAN
--------------------------------------------------------------------------------

   The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

   The Fund's financial statements are audited by PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the Fund. The independent accountants also provide other accounting and tax-related services as requested by the Fund from time to time.

FINANCIAL AGENT
--------------------------------------------------------------------------------

   Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. For its services as financial agent, PEPCO receives a fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $600 per each $1,000,000. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent.

CODE OF ETHICS
--------------------------------------------------------------------------------

   The Fund and each of its advisors and subadvisors have adopted codes of ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

   In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

   If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

   For the fiscal years ended December 31, 1998, 1999 and 2000 brokerage commissions paid by the series on portfolio transactions totaled $4,487,103, $4,927,539 and $4,757,882, respectively. None of the commissions in 1998 or 1999 were paid to a broker who was an affiliated person of the series or an affiliated person of such a person or, to the knowledge of the series, to a broker an affiliated person of which was an affiliated person of the Fund or the advisor or subadvisor. Of the commissions paid in the year 2000, $486,020 was paid to brokers of affiliated persons of the series as follows:

=============================================================================
                                             SANFORD               PXP
                                            BERNSTEIN          SECURITIES
=============================================================================
Commissions Paid                             $132,078           $353,942
-----------------------------------------------------------------------------
Percent of aggregate commissions paid
to affiliated brokers                            2.78%              7.44%
-----------------------------------------------------------------------------
Percent of aggregate dollar amount of
transactions involving commissions               2.28%              8.39%
effected through affiliated brokers
=============================================================================

   Sanford Bernstein is an affiliate of Alliance. PXP Securities is an affiliate of PIC, PAIA, DPIM, AND PVA. Total brokerage commissions paid during the fiscal year ended December 31, 2000 included brokerage commissions of $654,455 on portfolio transactions aggregating $622,689,419 executed by brokers who provided research and other statistical and factual information.

   It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor's or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

   The net asset value per share of each series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a series' foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities and dividing by the total number of outstanding shares of the series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The assets of the Phoenix-Goodwin Money Market Series are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Phoenix-Goodwin Money Market Series securities may at times be more or less than their market value. By using amortized cost valuation, the Phoenix-Goodwin Money Market Series seeks to maintain a constant net asset value of $10.00 per share despite minor shifts in the market value of its portfolio securities.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any series which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a series has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

INVESTING IN THE FUND
--------------------------------------------------------------------------------

   Shares of the Fund are not available to the public directly. Although shares of the Fund are owned by the Accounts, contract owners and policy owners do have voting rights with respect to those shares, as described in the prospectus under "Shares of Beneficial Interest." You may invest in the Fund by buying a variable accumulation annuity contract or a variable universal life insurance policy from Phoenix, PHL Variable or PLAC and directing the allocation of the net purchase payment(s) to the subaccounts corresponding to the series of the Fund. Phoenix, PHL Variable and PLAC will, in turn, invest payments in shares of the Fund as the investor directs at net asset value next determined with no sales load.

SALES CHARGE AND SURRENDER CHARGES
   The Fund does not assess any sales charge, either when it sells or when it redeems securities. The sales charges which may be assessed under the contracts or policies are described in the contract prospectuses, as are other charges.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

   At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

   The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

   The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES
--------------------------------------------------------------------------------

   As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the accounts.

   Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.

DISCLAIMER
--------------------------------------------------------------------------------

PHOENIX-DEUTSCHE DOW 30 SERIES
   "Dow Jones," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Fund. The Phoenix-Deutsche Dow 30 Series, while based on the Dow Jones Industrial Average(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

   This series is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to actual or potential investors in the series or to any member of the public regarding the advisability of investing in securities generally or in this series particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(SM), which is determined, composed and calculated by Dow Jones without regard to the Fund or the series. Dow Jones has no obligation to take the needs of the Fund or the investors in the series into consideration in determining, composing or calculating the Dow Jones Industrial Average(SM). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the series to be issued or in the determination or calculation of the equation by which shares of the series may be redeemed. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the series.

   DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
   The Phoenix-Deutsche Nasdaq-100 Index(R) Series is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the series. The

Corporations make no representation or warranty, express or implied to the owners of the series or any member of the public regarding the advisability of investing in securities generally or in the series particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to The Phoenix Edge Series Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the series. Nasdaq has no obligation to take the needs of the Licensee or the owners of the series into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the series to be issued or in the determination or calculation of the equation by which the series is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the series.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SERIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2000 are contained in the Fund's annual report and are incorporated herein by reference. The unaudited financial statements and the notes thereto relating to the Fund with respect to the six-month period ending June 30, 2001 are contained in the Fund's semiannual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable and PLAC have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM LOAN RATINGS
   MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

   SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS
   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS

   AAA: An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

   AA: An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

   A: An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

   BBB: An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

   Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB: An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

   B: An obligor rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

   CC: An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

   Plus (+) or minus(-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   C: A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

   R: An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

   SD AND D: An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. 'A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

   N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
   Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

   Outlooks are not provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a 'pi' subscript generally are not modified with '+' or '-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
   A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

THE PHOENIX EDGE SERIES FUND ANNUAL REPORT
DECEMBER 31,2001


[To be filed by amendment]

PRO FORMA FINANCIAL STATEMENTS
(UNAUDITED)
DECEMBER 31, 2001

 Phoenix-Engemann Capital Growth Series / Phoenix-Engemann Nifty Fifty Series Pro Forma Combining Schedule of Investments
 December 31, 2001 (Unaudited)

[To be filed by amendment]

 Phoenix-Engemann Capital Growth Series / Phoenix-Engemann Nifty Fifty Series Pro Forma Combining Statement of Assets and Liabilities
 December 31, 2001 (Unaudited)




                                                          ================  ===============  ================  =====================
                                                             Edge Engemann    Edge Engemann                         Pro Forma
                                                            Capital Growth     Nifty Fifty       Adjustments   Combining Portfolios
                                                                 Fund             Fund                         Capital Growth Fund
                                                          ================  ===============  ================  =====================
      ASSETS
      Investment securities at value
           (Identified cost $54,252,341, $803,473,338
              and $857,725,679)                           $    933,586,921       45,870,764                              979,457,685
      Cash                                                              87            3,230                                    3,317
      Receivables                                                                                                                  -
        Investment securities sold                               4,752,455          244,349                                4,996,804
        Fund shares sold                                                 -                -                                        -
        Interest and dividends                                     397,743           16,051                                  413,794
      Prepaid expenses                                              10,611              486                                   11,097
                                                          ----------------  ---------------  ----------------  ---------------------
          Total assets                                         938,747,817       46,134,880                 -           984,882,698
                                                          ----------------  ---------------  ----------------  ---------------------
      LIABILITIES
      Payables
        Investment advisory fee                                    515,909           31,098                                  547,007
        Financial agent fee                                         33,725            6,043                                   39,768
        Printing fee                                               243,423           41,858                                  285,281
        Professional fee                                                 -           24,536                                   24,536
        Trustees' fee                                                3,262            3,262                                    6,524
      Accrued expenses                                              95,951            2,994                                   98,945
                                                          ----------------  ---------------  ----------------  ---------------------
          Total liabilities                                        892,269          109,791                 -              1,002,061
                                                          ----------------  ---------------  ----------------  ---------------------
      NET ASSETS                                          $    937,855,548       46,025,089  $              -  $         983,880,637
                                                          ================  ===============  ================  =====================


      Shares of beneficial interest outstanding,
        $1 par value, unlimited authorization                   65,082,641        5,208,527     (2,014,559)(a)            68,276,610
      Net assets                                          $    937,855,548       46,025,089  $                 $         983,880,637

      Net asset value and offering price per share        $          14.41             8.84  $                 $               14.41


      (a) Adjustment reflects additional
            shares issued in conversion.


          See Notes to Pro Forma Financial Statements.

 Edge Nifty Fifty into Edge Capital Growth
 Pro Forma Combining Statement of Operations
 December 31, 2001(Unaudited)




                                                          ================  ===============  ================  =====================
                                                           Edge Engemann     Edge Engemann                          Pro Forma
                                                           Capital Growth     Nifty Fifty      Adjustments      Combining Portfolios
                                                               Fund              Fund                           Capital Growth Fund
                                                          ================  ===============  ================  =====================

 INVESTMENT INCOME
 Interest                                                        2,602,145  $       134,278  $                 $          2,736,424
 Dividends                                                       6,023,637          194,573                               6,218,209
Foreign Tax Withheld                                              (113,376)             (88)                               (113,464)
                                                          ----------------  ---------------  ----------------  ---------------------

       Total investment income                                   8,512,406          328,763                               8,841,170
                                                          ----------------  ---------------  ----------------   --------------------

 EXPENSES
 Investment advisory fee                                         7,387,818          485,605          (161,868)            7,711,555
 Financial agent fee                                               435,899           79,832           (51,886)              463,845
 Printing                                                          291,761           45,827           (10,788)              326,800
 Professional                                                       26,729           26,809           (26,729)               26,808
 Custodian                                                         193,560           14,374                 -               207,934
 Trustees                                                            8,437            8,437            (8,727)                8,148
 Miscellaneous                                                      37,206            8,087              (426)               44,866
                                                          ----------------  ---------------  ----------------  ---------------------

       Total expenses                                            8,381,410          668,970          (260,424)            8,789,956
       Less expenses borne by investment advisor                         -         (102,442)          102,442                     0
       Custodian fees paid indirectly                                    -                                  -                    -
                                                          ----------------  ---------------  ----------------  ---------------------

       Net expenses                                              8,381,410          566,528          (157,982)            8,789,956
                                                          ----------------  ---------------  ----------------  ---------------------

 NET INVESTMENT INCOME (LOSS)                                      130,996         (237,765)          157,982                51,213



 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on securities                       (231,410,841)     (13,507,765)                -          (231,410,841)

 Net change in unrealized appreciation (depreciation)
      on investments                                           332,527,419       12,898,912                 -           332,527,419

 Net gain (loss)  on investments                               101,116,578         (608,853)                -           101,116,578
                                                          ----------------  ---------------  ----------------  ---------------------

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS                                                101,247,574  $      (846,617) $ $      157,982           101,167,791
                                                          ================  ===============  ================  =====================

 Adjustments:

(a) Reflects savings incurred due to elimination of target fund.




                     See Notes to Pro Forma Financial Statements.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES/ PHOENIX-ENGEMANN NIFTY FIFTY SERIES NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

1.  BASIS OF COMBINATION

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix-Engemann Capital Growth Series ("Growth") and Phoenix-Engemann Nifty Fifty Series ("Nifty Fifty") as if the reorganization occurred as of and for the year ended December 31, 2001. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at December 31, 2001 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of Nifty Fifty in exchange for shares of Growth. Phoenix Life Insurance Co. ("PLIC") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Growth, which would have been issued at December 31, 2001 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of December 31, 2001, of Nifty Fifty of $46,025,089 and the net asset value of Growth of $14.41. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Growth restated to reflect the expense schedule which became effective January 1, 2002, the actual expenses of each Nifty Fifty and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Growth at the combined level of average net assets for the year ended December 31, 2001.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                                     PART C

                                OTHER INFORMATION
                                -----------------

ITEM 15. INDEMNIFICATION

     The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

ITEM 16. EXHIBITS

(1)  Amended Declaration of Trust.

     1. Declaration of Trust of the Registrant dated February 18, 1986, previously filed with the Registration Statement on Form N-1A on April 18, 1986 and filed via Edgar with Post-Effective Amendment No. 18 on June 20, 1996.

     2. Amendment to Declaration of Trust, establishing the International Series, previously filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     3. Amendment to Declaration of Trust, conforming the Fund's borrowing restrictions to California Department's Borrowing Guidelines, previously filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     4. Amendment to Declaration of Trust, establishing the Balanced Series, previously filed with Post-Effective Amendment No. 8 on April 28, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     5. Amendment to Declaration of Trust, establishing the Real Estate Securities Series, previously filed with Post-Effective Amendment No. 12 on February 16, 1995 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     6. Amendment to Declaration of Trust, establishing the Strategic Theme Series, previously filed via Edgar with Post-Effective Amendment No. 16 on January 29, 1996.

     7. Amendment to Declaration of Trust, changing the name of the Series currently designated "Bond Series" to the "Multi-Sector Fixed Income Series," previously filed via Edgar with Post-Effective Amendment No. 17 on April 17, 1996.

     8. Amendment to Declaration of Trust, establishing the Aberdeen New Asia Series, previously filed via Edgar with Post-Effective Amendment No. 19 on September 3, 1996.

     9. Amendment to Declaration of Trust, establishing the Research Enhanced Index Series, previously filed via Edgar with Post-Effective Amendment No. 22 on July 15, 1997.

     10. Amendment to Declaration of Trust, establishing five new Series previously filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

     11. Amendment to Declaration of Trust, establishing the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S. Government Bond, Phoenix-Janus Equity Income, Flexible Income and Growth and Phoenix-Morgan Stanley Focus Equity Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     12. Amendment to Declaration of Trust, changing names of 4 Series to the Phoenix-Engemann Capital Growth, Phoenix-Seneca Strategic Theme, Phoenix-Oakhurst Balanced, Phoenix-Oakhurst Strategic Allocation Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     13. Amendment to Declaration of Trust, establishing the Phoenix-Bankers Trust Nasdaq-100(R)Index and Phoenix-Engemann Small & Mid-Cap Growth Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     14. Amendment to Declaration of Trust, establishing the Phoenix-Sanford Bernstein Global Value and Phoenix-Sanford Bernstein Small-Cap Value Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     15. Amendment to Declaration of Trust, changing the name of 1 Series to the Phoenix-Sanford Bernstein Mid-Cap Value Series, previously filed via Edgar with Post-Effective Amendment No. 35 on November 15, 2000.

     16. Form of Amendment to Declaration of Trust establishing the Phoenix-AIM Mid-Cap Equity, Phoenix-Alliance/Bernstein Growth + Value, Phoenix-MFS Investors Growth Stock, Phoenix-MFS Investors Trust and Phoenix-MFS Value Series, previously filed via Edgar with Post-Effective Amendment No. 38 on August 13, 2001.

(2)  Not Applicable.

(3)  Not Applicable.

(4) Agreement and Plan of Reorganization (included as Appendix A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Amended Declaration of Trust referenced in Exhibit 1 above.

(6) (a) Investment Advisory Agreement by and between Phoenix Investment Counsel, Inc. and Registrant dated January 1, 1993 (currently pertaining to the Phoenix-Aberdeen International Series (f/k/a International Series), Phoenix-Engemann Capital Growth Series (f/k/a Growth Series), Phoenix-Goodwin Money Market Series (f/k/a Money Market Series), Phoenix-Goodwin Multi-Sector Fixed Income Series (f/k/a Bond Series), Phoenix-Oakhurst Balanced Series (f/k/a Balanced Series), and Phoenix-Oakhurst Strategic Allocation Series (f/k/a Total Return Series) previously filed with Post-Effective Amendment No. 11 on May 2, 1994 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     (b) Investment Advisory Agreement dated March 2, 1998 between Registrant and Phoenix Investment Counsel, Inc. (regarding the Phoenix-Engemann Nifty Fifty Series).*

     (c) Subadvisory Agreement among the Registrant, Phoenix Investment Counsel, Inc., and Roger Engemann & Associates Inc. dated March 2, 1998 (regarding the Phoenix-Engemann Nifty Fifty Series).*

     (d) Subadvisory Agreement among the Registrant, Phoenix Investment Counsel, Inc., and Roger Engemann & Associates Inc. dated August 4, 1999 (regarding the Phoenix-Engemann Capital Growth Series).*

(7)  Not Applicable.

(8)  Not Applicable.

(9) (a) Custodian Agreement between Registrant and State Street Bank and Trust Company dated May 1, 1997 previously filed via Edgar with Post-Effective Amendment No. 23 on December 12, 1997.

     (b) Custodian Agreement between Registrant and The Chase Manhattan Bank, NA covering the International Series, previously filed with Post-Effective Amendment No. 4 on March 13, 1990 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

     (c) Amendment to Custodian Agreement between Registrant and The Chase Manhattan Bank, NA covering the International, Money Market, Growth, Multi-Sector Fixed Income, Strategic Income and Balanced Series previously filed with Post-Effective Amendment No. 7 on March 2, 1992 and filed via Edgar with Post-Effective Amendment No. 20 on April 29, 1997.

(10) Not Applicable.

(11) Opinion and consent of Richard J. Wirth, Esq., to be filed by amendment.

(12) Draft Opinion and Consent of McDermott, Will & Emery.*

(13) (a) Material Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation dated December 11, 1996, previously filed via Edgar with Post-Effective Amendment No. 20. on April 29, 1997.

     (b) Material First Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective February 27, 1998, previously filed via Edgar with Post-Effective Amendment No. 25 on April 29, 1998.

     (c) Material Contract - Second Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective June 1, 1998.*

     (d) Material Contract - Third Amendment to Financial Agent Agreement between the Registrant and Phoenix Equity Planning Corporation effective October 29, 2001.*

(14) Consent of PricewaterhouseCoopers LLP.*

(15) Not Applicable.

(16) Powers of Attorney dated February 20, 2001 and February 22, 2001, respectively, previously filed with Post-Effective Amendment No. 37 on April 30, 2001.

(17) (a) Form of Voting Instructions Card and Proxy Card for Phoenix-Engemann Nifty Fifty Series.*

     (b) Current Prospectus of The Phoenix Edge Series Fund.*


ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.


-----------------------
*Filed herewith.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 18th day of January, 2002.

                                                   THE PHOENIX EDGE SERIES FUND


Attest:  /s/ Richard J. Wirth                      By:       /s/ Simon Y. Tan
         -----------------------------------                 ----------------------------------------
              Richard J. Wirth                     Name:     Simon Y. Tan
              Secretary                            Title:    President

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on this 18th day of January, 2002.

Signature                                                     Title
---------                                                     -----

/s/Nancy G. Curtiss
-------------------------------------------------
Nancy G. Curtiss                                     Treasurer
                                                     (Principal Financial and
                                                     Accounting Officer)

-------------------------------------------------
Frank M. Ellmer*                                     Trustee


-------------------------------------------------
John Fabian*                                         Trustee


-------------------------------------------------
Roger A. Gelfenbien*                                 Trustee


-------------------------------------------------
Eunice S. Groark*                                    Trustee


-------------------------------------------------
Frank E. Grzelecki*                                  Trustee


-------------------------------------------------
John R. Mallin*                                      Trustee


-------------------------------------------------
Timothy P. Shriver*                                  Trustee

/s/Simon Y. Tan
-----------------------------------------------
Simon Y. Tan                                       Trustee and President
                                                   (Principal Executive Officer)


-----------------------------------------------
Dona D. Young*                                     Trustee


By:  /s/ Simon Y. Tan
     Simon Y. Tan




---------------------
* Pursuant to powers of attorney previously filed via Edgar with Post-Effective Amendment No. 37 on April 30, 2001 and incorporated by reference therein.